UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21986

Hatteras Multi-Strategy Institutional Fund, L.P.
(Exact name of registrant as specified in charter)
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
(Address of principal executive offices) (Zip code)
David B. Perkins
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
(Name and address of agent for service)
Registrant’s telephone number, including area code: (919) 846-2324

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.
HATTERAS MULTI-STRATEGY FUND, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.
HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P.
HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.

ANNUAL REPORT

For the Year Ended March 31, 2011

About Us

Hatteras Funds’ mission is to provide unique alternative investment solutions for financial advisors and their clients. We believe that all investors should have access to the same sophisticated investment approach and superior portfolio management talent as the largest institutions. A boutique alternative investment specialist founded in 2003, Hatteras Funds offers a suite of innovative products designed to solve specific portfolio needs.

Contents

A Letter from the President	1
Discussion of Fund Performance	2
Financial Section	15

A Letter from the President
Robert L. Worthington, CFA

As the Hatteras organization just completed its seventh year, we continue to recognize the importance of our clients, who have placed part of their hard-earned assets with the Hatteras Multi-Strategy Funds. The trust you have placed in our organization is truly motivating as we strive to help you achieve your investment goals. Due to our growth and stability, we have been able to add resources to investment management, operations and client service in order to remain both competitive and innovative in the alternative investment industry.

We believe the Hatteras Multi-Strategy Funds are unique investments as they invest in both underlying hedge fund investments and private equity investments. We view hedge funds as risk mitigation tools that have the potential to lower portfolio volatility, whereas, we utilize private investments as potential return enhancement strategies. Our organization’s deep and experienced investment team has navigated these markets for decades and is well positioned to succeed in what we believe will continue to be very challenging markets. Our allocation to private investments has grown to approximately 23%, having been carefully and selectively built over the last six years, and now is in position to be a meaningful contributor to the portfolio going forward.

The past fiscal year saw a continued rebound in both equity and fixed income prices, as investors felt comfortable to increase their exposure to riskier assets. The S&P 500 produced a return of 15.6% over the course of this fiscal year. Since bottoming out in March 2009, this rally has been extraordinary – in fact it has been one of the fastest and most robust US equity market rebounds out of a bear market since the Great Depression. In conjunction with the equity market rebound, most areas of the fixed income and credit markets recorded strong rebounds, bringing prices back to pre-crisis levels. As of the end of this fiscal year, spreads of many corporate, high yield and emerging market bonds had converged back to average historical levels. However, there is an interesting dichotomy in these results as the economic rebound in the US and other developed nations has paled in comparison to normal rebounds over the past half century. In our opinion, the tremendous monetary and fiscal stimulus provided by governments and central banks in the developed world is a major contributor to the strong rebound in equity and riskier fixed income prices. The quick and dramatic surge in equity and fixed income prices has made it more difficult to find value in most asset classes.

In conjunction with the rebound and recovery, the hedge fund industry has reached new heights as assets increased to over $2 trillion by March 31, 2011, surpassing the previous peak of $1.9 trillion set in Q2 2008. We have seen increasing demand from institutional investors such as pension plans, public plans and Taft-Hartley plans which are using hedge funds for risk mitigation and non-correlated type returns. While hedge funds in general provided better downside protection than equities during the financial crisis, many funds have been challenged during this latest market rally, evidenced by the return of the HFRI Fund of Funds Composite of 5.1% over the last year. However, as Mark Yusko, the CIO of the Hatteras Multi-Strategy Funds will describe in his letter, we are very confident that selective hedge funds and private equity funds are well positioned for the coming years.

Finally, I am pleased to report that the Hatteras organization ended the year with close to $2 billion in assets under management. We recognize the ever increasing demands from our clients to help them meet their investment objectives with unique alternative investment solutions, while providing clarity and transparency. Our strong financial position allows us to continue to dedicate resources toward the health and prosperity of the Multi-Strategy Funds in an increasingly competitive environment. I want to thank you again for your confidence and trust in our organization and the Hatteras Multi-Strategy Funds.

Robert L. Worthington, CFA
President

ONE

Discussion of Fund Performance
Mark W. Yusko, Chief Investment Officer of Hatteras Multi-Strategy Funds

Market Overview
It was clearly A Tale of Two Years over the past twelve months in the global capital markets. The first half of the year beginning in April 2010 was volatile, at best, and treacherous, at worst. Seemingly everything that could go wrong in the capital markets, did go wrong (disappointing global GDP growth, the end of Quantitative Easing in the U.S., Chinese monetary tightening, etc.) and equity markets around the world headed downwards in May and didn’t look up again until the fall. From their mid-April peaks, global equities plunged between 18.3% for the MSCI EM and 20.2% for the MSCI EAFE. During the first half, Treasury bonds were the safe haven and longer maturity bonds soared 11.7% from April to September, as measured by the Barclays Capital US Long Credit Index, as investors moved into “risk off” mode and sought the perceived security of U.S. government debt. Looking back, it is actually a bit difficult to remember that it was a very scary time and that talk about “double dips” and the threat of “financial crisis II” dominated the headlines and filled the airwaves. Fear was palpable and investors poured money into the bond markets by the hundreds of billions. No one wanted anything to do with equities and capital flowed out of equity mutual funds at a near record pace.

Suddenly, and quite dramatically, the world changed on August 27th, prompting the second half of the year to look nothing at all like the first. When Ben Bernanke delivered a speech from Jackson Hole, Wyoming, hinting that the Fed would begin the second round of Quantitative Easing (QE II) and purchase up to $600 billion of Treasury securities starting in January, the “risk on” trade was fully engaged. From that bottom, global equity markets began a spectacular upward move over the last four months of 2010 and into January of the New Year, rallying between 23.3% for MSCI EM and 19.95% for MSCI EAFE. The S&P 500 finished the year up 15.1%, the Russell 2000 Index soared an astonishing 26.9%, the MSCI EAFE Index rose 8.2% and the MSCI EM Index surged 19.2%. The euphoria was not limited to stocks, as commodity prices exploded upwards (some might say too far, too fast, given the resulting food riots). The expectation of plentiful liquidity from the world’s largest central bank triggered great waves of speculative fever across myriad asset classes from copper and oil, to corn and wheat, from gold and silver, to platinum and palladium. Astonishing numbers were commonplace in the commodity complex as Brent Crude jumped 20.9%, the spot price on corn surged 51.2% and the spot price on silver soared an unbelievable 83.7%. REITs, measured by the NAREIT Index, surged another 27.6% and high yield bonds, measured by the Merrill Lynch High Yield Master II Index, jumped 15.2% as the global reach for yield continued and as cash rates in developed markets remained close to zero. After enjoying strong performance in the first half, the losing strategies in the back half of the year were fixed income and hedge funds. As interest rates rose on fears of inflation, bonds were hit hard in the fourth quarter and finished the year with single digit gains. The Barclays Capital US Aggregate Bond Index rose only 6.5%, long Treasuries gave back two thirds of their first half gains to finish up only 10.7%, as measured by the Barclays Capital US Long Credit Index, and Municipal Bonds were hit with the double whammy of rising rates and rising fears of defaults and managed only a 2.4% gain for the year, as measured by the Barclays Capital Municipal Bond Index. Hedge fund of funds, as measured by the HFRI Fund of Funds Composite Index, finished up only 5.7%.

I said in last year’s letter that coming up with a market outlook this year was the trickiest task we have faced in our careers and that the extremely high level of uncertainty made the idea of forecasting anything daunting, at best, and foolhardy, at worst. Given the extreme volatility and highly unpredictable

TWO

behavior of capital markets over the past year, perhaps the best forecast we made was writing that making any forecast would be challenging, at best, and ill advised, at worst. Unfortunately, one of the occupational hazards of the job of an investment manager is that we must actually make forecasts, either explicit (stated), or implicit (revealed in the positioning of the Fund) regardless of the difficulty of the environment and then we must continually adjust that view, in real time, to effectively manage the capital as fiduciaries. The best way to deal with uncertainty is to be broadly diversified (so that no one position can hurt you if your view is wrong) and to have “protection” in the portfolio in the form of hedged strategies (to protect the portfolio against unanticipated shocks). When you believe that markets will be challenging and volatile, you increase your diversification and hedging and when you believe that markets will be favorable and calm, you can be more concentrated and less hedged. We entered the year with higher levels of hedging, which looked like a good call for the first half, but turned out to be a challenging strategy in the second half.

Performance
The Hatteras Multi-Strategy Fund, L.P.’s (the “Fund”) performance over the past twelve months was solid, and there were a number of bright spots that we believe could point to strong performance ahead (in the private investment portfolio) and a few disappointments that we will discuss (in the hedged equity portfolio). For the full fiscal year ending March 31, the Fund returned 5.8%, net of all fees and expenses, a result that was modestly below expectations given the strong performance we saw in the private investment portion of the portfolio. After suffering from the impact of the J-Curve (a drag on returns while private portfolios are being invested and the underlying assets are held at cost minus fees) for the past few years, 2010 was a breakout year where the Private Equity, private Real Estate and private Energy & Natural Resources portfolios generated solid, positive returns and it was the public portion of the portfolio that lagged their respective benchmarks for reasons we will discuss below.

The full year return was also a Tale of Two Years as the return from April of last year through the end of August was quite strong on a relative basis as the Fund was down just 2.6% versus markets around the world which fell much more dramatically with MSCI EM down 12.8%, the S&P 500 down 9.5% and MSCI EAFE off 8.7%. Being well hedged in the public portion of the Fund and having strong results from the private portfolio put the Fund in a very enviable position coming into the fall, or so we thought. The second half was, unfortunately, a far less hospitable environment for hedged strategies. Momentum was the only investment strategy in favor and any fundamentally driven strategy faced stiff headwinds as small-cap, illiquid and low-quality companies rallied hard, and large-cap, liquid, high-quality companies languished. In hindsight, we clearly missed the opportunity to remove some of the defensive positioning of the portfolio in response to the announcement of QE II. However, it was not clear at all, at that time, that purchases of Treasury bonds by the Fed were going to solve the huge problems that we perceived would create the macro risks that we actually wanted to be hedged against in the future. The bright side of the story is that while the markets soared in response to the increased liquidity (and ultimately recovered the losses from the first half to finish with strong returns), the Fund gained “only 8.7%” over the last six months. Additionally, we planted some new seeds in the private portfolio which we believe could generate enhanced returns in the coming years and we began to harvest some of the seeds that were planted over the past five years.

Perhaps the most important elements of the performance of the Fund over the past year are not related to the returns, but rather to the risk controls and the diversification offered by the Fund as a core component of a diversified portfolio. The Fund’s primary objective is to provide capital appreciation consistent

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with the return characteristic of the alternative investment portfolios of larger endowments through investments in the six asset classes of: Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity and Energy & Natural Resources. We try to model the portfolio to generate a real return (net of inflation) of 7% over long periods of time with low volatility (half the volatility of equities) and low correlation to traditional assets (stocks and bonds). The Fund generated returns over the past year with stability and relatively low volatility of only 4.5%, dramatically less than the 17.3% volatility of equity markets and less than half of the 10.3% volatility of a 60/40 stock/bond portfolio. Low volatility is highly prized in difficult periods, like the first half of the past year. However, low volatility is appreciated significantly less in “melt-ups” like we experienced in the back half of the year. However, we know from mathematics that if you can achieve similar returns, but compound at a lower volatility over the long term, you outperform since you spend less time catching back up after large losses.

While 5.8% return is a little shy of the long-term return objective even in a sub 1% inflation world, when combined with the 15.0% return from the previous year, you see how the long-term return is achieved. Since inception, the Fund has compounded at 2.68%, which obviously is below the long-term objective, but those results do not reflect the potential return of the private portfolio that we are hopeful will be unlocked over the next few years as realizations occur and distributions are made. Over the course of a decade, seeds are planted, nurtured and harvested and investors seek to receive an illiquidity premium over traditional equity and debt investments for allowing their capital to be locked up for some period of time. Historically, that illiquidity premium has been close to 5% excess return per year as long-term returns for private investments have averaged over the past twenty years 14.9%, as measured by the Cambridge U.S. Private Equity Index, versus 8.7% for the S&P 500. The private portfolio today is approximately $350 million of the $1.56 billion of total Fund assets and we believe that we could realize considerable distributions from the portfolio over the next few years. Some portion of those gains has been generated in the previous years, but those returns have been masked by the impact of the J-Curve and the conservative approach that general partners take in valuing their portfolios during the investment period. The positive news for Fund investors is that we believe the headwind of the private portfolio is about to change to a tailwind and we are hopeful there could be a significant boost to returns in the coming years.

So let’s dig a little deeper into the strategy returns within the portfolio for the past year to give you a sense of which strategies added value and which strategies subtracted value in the short-term. The Private Equity, Real Estate and Energy & Natural Resources portfolios were standout performers with returns of 13.7%, 15.9% and 13.5% respectively. These results are actually quite strong given the relative immaturity of the private investment portfolio and are partially the result of some of the hybrid strategies that we utilize to reduce the impact of the J-Curve on the portfolio. In Private Equity, our managers focused on Growth Capital in China, whereas in Brazil, we experienced standout performance as a number of underlying companies completed IPOs. In Real Estate, our managers focused on acquiring distressed debt of Real Estate assets performed extremely well, as newly capitalized REITs were willing buyers of these assets at significant multiples, and very high IRRs given the very short holding periods. In Energy & Natural Resources, rising prices of commodities were a significant tailwind for the portfolio, but the truly extraordinary returns were generated by the private managers who were able to buy assets “in the ground” during the financial crisis and sell them in the current period into the public markets as IPOs or MLPs at much lower yields, and much higher valuations, than existed at the time of purchase. Strong performance was actually quite broad based in these three segments of the portfolio as a large swath of managers

FOUR

were able to capitalize on the basic advantages of the private investment business: the ability to make opportunistic purchases; patient capital that can wait for the proper exit point; flexible capital structures to maximize downside protection; credible information from being an owner/operator of assets and businesses; and the ability to arbitrage the “private to public” multiple expansion as capital markets recover from crisis.

On the public side of the portfolio, the performance for the past year was less robust. Enhanced Fixed Income was up 4.3%, Absolute Return rose only 1.7% and Opportunistic Equity had a very difficult year, essentially breaking even. The first half of the year was actually quite strong in all three strategies, but the second half of the year was disappointing as fundamental, hedged approaches were challenged by the divergence between low quality and high quality companies and the rapidly rising correlation of equities over the final months of 2010. Given March Madness just finished, the National Title game is actually a good analogy for what occurred in the public portfolio over the past six months. Butler made it to the final game for the second time in as many years on the leadership of an outstanding coach with an extremely disciplined process and a sound philosophy for success. Perform the fundamentals better than your opponent, stick to the game plan and play as a team, not as individuals and success will come. Very few people’s brackets had Butler going very far in the Tournament, let alone getting back to the final game. What those people missed, was that a committed team, following a disciplined strategy, will prevail on most nights. One key requirement for success, however, is that the players actually have to make their shots to score more points than the opposition. One of the announcers commented during the game that coaches “get” you open shots by drawing up good plays, scouting the other team and putting the right personnel on the court at the appropriate time to maximize the number of opportunities to score. The announcer also said that the players have to “make” the shots. This is where the formula broke down for Butler this year. Unfortunately, Butler missed more shots than any other team in Finals history, making just under 19% of their attempts and, as you might expect, lost to Connecticut. We believed that we had the right players on the court in the past year. They were versatile players with diverse skills and an ability to work well together in an uncorrelated manner over the course of the season. The only problem with our story was the ending. During the last part of 2010, these managers missed some shots.

Importantly, these same managers have materially outperformed their respective indices over the past five years (or longer). The relevant question is which period is more important in evaluating performance? That is a more difficult question to answer than it might appear. As we evaluate our managers on an ongoing basis, if we do not see any change in people, process or philosophy, we will assert that the long-term performance is a better predictor of future performance and we will stay the course. However, if we do see detrimental changes, we will depart. Indeed, we have made some manager terminations in the past few months as there were some cases where the people, process or philosophy had changed and we have replaced them with new ideas where we have greater confidence in those players going forward. The Coach/Player analogy is not meant to imply that we are not responsible for the performance in the hedge fund segment of the portfolio, but rather to recognize that there will be times in everyone’s career where despite having an outstanding game plan, strong players and a will to win, you simply do not win that particular game. Butler lost the last two National Title games. That does not imply that they are not a great team. Some games we will win, like in 2007, and some games we will lose, but we will keep putting ourselves into position to play intelligently and hard. We are confident that our game plan will produce more wins than losses over the long term, as it has done for the better part of two decades for the largest institutions.

FIVE

Outlook
While no one can accurately depict the future, GMO now projects large cap U.S. Equities to generate only 0.4% real returns over the next 7 years, and there seems to be limited upside potential for bonds. Therefore, we believe that moving forward a traditional portfolio of stocks and bonds will have a difficult time achieving historical returns. So what is the solution? We believe there are two answers. 1) Diversification into markets with faster GDP growth, better demographic tailwinds and lower valuations: the developing markets. 2) Illiquidity is being rewarded at a higher level than at any time since the Great Depression, so taking as much illiquidity risk as you can handle could give you a fighting chance at achieving enhanced returns in the years ahead. We believe that private investments could realize as much as a 10% premium over their public market counterparts given the low level of expected returns in the liquid markets going forward.

The developed world could grow more slowly in coming decades, which may mean lower profits for businesses, less income appreciation for residents of those markets and lower returns from traditional assets. We believe the developing world could grow more quickly, have more profitable businesses and, importantly, rising incomes and living standards which could drive the greatest wealth creation opportunity of our lifetime. Many indicators show that the BRIC (Brazil, Russia, India and China) countries are on pace to create more middle class people in the next twenty years than all of the middle class people that exist in the world today. The same consumer trends we experienced in the U.S., Japan and Europe over the past forty years could be repeated across Asia, Latin America, and Eastern Europe. The opportunity to profit from that growth and transformation we believe will be truly incredible. We expect to continue to deploy the majority of our capital to funds that will exploit these tremendous growth opportunities and we are confident that those allocations could generate enhanced returns for investors.

Our objectives are quite simple, to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments, which again, we quantify as generating a real return (net of inflation) of 7% over long periods of time with low volatility (half the volatility of equities) and low correlation to traditional assets (stocks and bonds). With these objectives in mind, we believe adding the Hatteras Multi-Strategy Funds to a diversified portfolio could enhance portfolio returns and reduce risk. Given the talent of the team we have in place, the disciplined game plan we follow, the strong work ethic we employ and the dedication to making improvements when we don’t perform to expectations, we will strive to deliver on those championship goals for many years to come.

Thanks for your support and partnership and please don’t hesitate to call any time if you have questions or need additional information from the team.

Mark W. Yusko
Chief Investment Officer of Hatteras Multi-Strategy Funds

SIX

Definitions

Bank of America Merrill Lynch High Yield Master II Index: The Index is a commonly used benchmark for high yield corporate bonds. It measures the broad high yield market.

Barclays Capital Long Government/Credit: The Barclays Capital Long Government/Credit Index measures the investment return of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years. The average maturity is approximately 20 years.

Barclays Capital U.S. Aggregate Bond Index: The Index represents securities that are SEC-registered, taxable, and dollar denominated. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Cambridge Associates U.S. Private Equity Index: The Index is based on returns data compiled on funds representing more than 70% of the total dollars raised by U.S. leveraged buyout, subordinated debt, and special situation managers. Cambridge Associates, LLC calculates the pooled net time-weighted return by quarter. The pooled means represent the time-weighted rates of return calculated on the aggregate of all cash flows and market values as reported by the general partners to Cambridge Associates. Net returns exclude all management fees, expenses, and performance fees that take the form of a carried interest.

FTSE NAREIT All REITs Index: The Index is a comprehensive universe of publicly traded Real Estate Investment Trusts (REITS). To be included, firms must be traded on the NYSE, American Stock Exchange, or NASDAQ; have a minimum valuation of $100 million; and meet minimum share liquidity standards.

HFRI Fund of Funds Composite Index: Funds included in the Index invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a fund of funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers.

MSCI EAFE Index: The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI World Equity Index: The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 2000 Index: The Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index, representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Standard & Poor’s (S&P) 500 Total Return Index: An index of 500 stocks chosen for market size, liquidity, and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor’s. The S&P 500 is a market value weighted index with each stock’s weight in the index is proportionate to its market value.

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Safe Harbor and Forward-Looking Statements Disclosure

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of Hatteras and may contain certain forward-looking statements about the factors that may affect the performance of the illustrative examples in the future. These statements are based on Hatteras’ predictions and expectations concerning certain future events and their expected impact, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the illustrative examples. Hatteras believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete. Past performance does not guarantee future results.

Important Disclosures and Risk Factors

This is not an offering to subscribe for units in any fund and is intended for informational purposes only. An offering can only be made by delivery of the Prospectus to “qualified clients” within the meaning of U.S. securities laws. Please carefully consider the investment objectives, risks, and charges and expenses of the Funds (as defined below) before investing. Please read the Prospectus carefully before investing as it contains important information on the investment objectives, composition, fees, charges and expenses, risks, suitability, and tax obligations of investing in the Funds. Copies of the Prospectus and performance data current to the most recent month-end may be obtained online at www.hatterasfunds.com or by contacting Hatteras at 1-866-388-6292. Past performance does not guarantee future results.

The Hatteras Multi-Strategy Fund, L.P.; the Hatteras Multi-Strategy TEI Fund, L.P.; the Hatteras Multi-Strategy Institutional Fund, L.P.; and the Hatteras Multi-Strategy TEI Institutional Fund, L.P. (collectively referred to herein as the “Hatteras Multi-Strategy Funds” or the “Funds”) are Delaware limited partnerships that are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as non-diversified, closed-end management investment companies whose units are registered under the Securities Act of 1933, as amended. The Hatteras Multi-Strategy Funds are funds of alternative investments. As such, the Funds invest in private hedge funds and private equity investments. Hedge funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. A hedge fund can be described generally as a private and unregistered investment pool that accepts investors’ money and employs hedging and arbitrage techniques using long and short positions, leverage and derivatives, and investments in many markets

Key Risk Factors: The Funds, through an investment in the Master Fund, will invest substantially all of their assets in underlying funds that are generally not registered as investment companies under the 1940 Act and, therefore, the Funds will not have the benefit of various protections provided under the 1940 Act with respect to an investment in those underlying funds. The Funds can be highly volatile, carry substantial fees, and involve complex tax structures. Investments in the Funds involve a high degree of risk, including loss of entire capital. The underlying funds may engage in speculative investment strategies and practices, such as the use of leverage, short sales, and derivatives transactions, which can increase the risk of investment loss. The Funds provide limited liquidity, and units in the Funds are not transferable. Liquidity will be provided only through repurchase offers made by the Funds from time to time, generally on a quarterly basis upon prior written notice.

The success of the Funds is highly dependent on the financial and managerial expertise of its principals and key personnel of the Funds’ investment managers. Although the investment managers for the Funds expect to receive detailed information from each underlying fund on a regular basis regarding its valuation, investment performance, and strategy, in

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most cases the investment managers have little or no means of independently verifying this information. The underlying funds are not required to provide transparency with respect to their respective investments. By investing in the underlying funds indirectly through the Funds, investors will be subject to a dual layer of fees, both at the Funds and underlying fund levels.

Please see the Prospectus for a detailed discussion of the specific risks disclosed here and other important risks and considerations.

Securities offered through Hatteras Capital Distributors, LLC, member FINRA/SIPC. Hatteras Capital Distributors, LLC is affiliated with Hatteras Investment Partners, LLC by virtue of common control/ownership. This document is not an offering to subscribe for units of any fund and is intended for informational purposes only.

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Performance Summary1 (unaudited)

HATTERAS MULTI-STRATEGY FUND, L.P. (inception date: April 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2011	0.41%	1.09%	0.69%										2.20%

2010	–0.30%	0.06%	1.72%	0.94%	–2.63%	–1.13%	0.34%	–0.11%	2.29%	1.30%	0.28%	2.31%	5.06%

2009	0.17%	–0.43%	–0.50%	0.49%	3.69%	0.79%	2.20%	1.20%	2.39%	0.11%	0.85%	0.95%	12.50%

2008	–2.89%	1.86%	–2.88%	1.57%	2.10%	–0.48%	–2.84%	–1.53%	–8.28%	–7.54%	–4.29%	–1.01%	–23.79%

2007	0.97%	0.67%	1.60%	1.86%	2.01%	0.78%	–0.05%	–1.85%	1.93%	2.71%	–1.72%	0.92%	10.16%

2006	2.80%	–0.20%	1.74%	1.10%	–1.97%	–0.75%	0.37%	0.76%	0.26%	1.60%	2.09%	0.93%	8.98%

2005				–1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	–1.46%	1.35%	1.85%	6.04%

Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.20%	5.92%	0.40%

1-Year	5.82%	15.65%	3.92%

3-Year (annualized)	–1.41%	2.35%	–1.85%

5-Year (annualized)	1.15%	2.62%	0.17%

Annualized Since Inception	2.68%	4.09%	1.39%

Historical Data
(since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	17.18%	27.18%	8.65%

Standard Deviation[4]	7.21%	16.53%	7.06%

Largest Drawdown[5]	–24.98%	–50.95%	–25.21%

Drawdown—# of months[6]	17	16	14

Recovery—# of months[7]	N.A.	N.A.	N.A.

HATTERAS MULTI-STRATEGY TEI FUND, L.P. (inception date: April 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2011	0.41%	1.09%	0.68%										2.19%

2010	–0.34%	0.06%	1.72%	0.94%	–2.63%	–1.12%	0.35%	–0.12%	2.27%	1.28%	0.26%	2.29%	4.95%

2009	0.16%	–0.44%	–0.50%	0.47%	3.71%	0.79%	2.19%	1.20%	2.39%	0.11%	0.85%	0.95%	12.48%

2008	–2.95%	1.82%	–2.92%	1.53%	2.08%	–0.52%	–2.88%	–1.57%	–8.33%	–7.56%	–4.31%	–0.86%	–23.98%

2007	0.94%	0.64%	1.58%	1.83%	1.99%	0.75%	–0.07%	–1.88%	1.89%	2.68%	–1.74%	0.87%	9.79%

2006	2.77%	–0.20%	1.72%	1.09%	–1.98%	–0.75%	0.37%	0.72%	0.23%	1.57%	2.05%	0.90%	8.73%

2005				–1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	–1.46%	1.32%	1.82%	5.97%

Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.19%	5.92%	0.40%

1-Year	5.74%	15.65%	3.92%

3-Year (annualized)	–1.49%	2.35%	–1.85%

5-Year (annualized)	0.97%	2.62%	0.17%

Annualized Since Inception	2.51%	4.09%	1.39%

Historical Data
(since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	16.02%	27.18%	8.65%

Standard Deviation[4]	7.22%	16.53%	7.06%

Largest Drawdown[5]	–25.23%	–50.95%	–25.21%

Drawdown—# of months[6]	17	16	14

Recovery—# of months[7]	N.A.	N.A.	N.A.

1.	Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 5% redemption fee or up-front placement fees, which could be up to 2%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Multi-Strategy Fund, L.P. are 2.35% and 7.38%, respectively. The next expense ratio and total expense ratio for the Hatteras Multi-Strategy TEI Fund, L.P. are 2.39% and 7.42%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 5.03%. The Investment Manager has contractually agreed to waive fees and/or reimburse certain expenses for one year from the date of the most recent Prospectus so that the total annual expenses will not exceed 2.35%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.
2.	Cumulative Return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.
3.	S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
4.	Measurement of the investment’s volatility.
5.	The peak to trough decline of an investment.
6.	Number of months of a peak to trough decline of an investment.
7.	Number of months to recover from a drawdown.

TEN

Performance Summary1 (unaudited)

HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P. (inception date: January 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2011	0.47%	1.15%	0.75%										2.39%

2010	–0.24%	0.12%	1.78%	1.01%	–2.57%	–1.06%	0.41%	–0.04%	2.36%	1.36%	0.34%	2.37%	5.89%

2009	0.24%	–0.36%	–0.45%	0.55%	3.75%	0.86%	2.27%	1.27%	2.46%	0.17%	0.91%	1.01%	13.35%

2008	–2.85%	1.91%	–2.81%	1.63%	2.14%	–0.42%	–2.78%	–1.47%	–8.22%	–7.50%	–4.23%	–0.94%	–23.27%

2007	1.12%	0.73%	1.65%	1.89%	2.06%	0.82%	0.00%	–1.89%	2.00%	2.75%	–1.71%	0.97%	10.76%

Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.39%	5.92%	0.40%

1-Year	6.64%	15.65%	3.92%

3-Year (annualized)	–0.67%	2.35%	–1.85%

5-Year (annualized)	N.A.	N.A.	N.A.

Annualized Since Inception	1.03%	0.57%	–1.00%

Historical Data
(since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	4.44%	2.44%	–4.20%

Standard Deviation[4]	8.03%	19.20%	7.88%

Largest Drawdown[5]	–24.29%	–50.95%	–25.21%

Drawdown—# of months[6]	17	16	14

Recovery—# of months[7]	N.A.	N.A.	N.A.

HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P. (inception date: February 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2011	0.48%	1.16%	0.69%										2.34%

2010	–0.23%	0.13%	1.79%	1.01%	–2.56%	–1.06%	0.42%	–0.05%	2.34%	1.35%	0.33%	2.36%	5.88%

2009	0.24%	–0.36%	–0.43%	0.54%	3.74%	0.85%	2.26%	1.27%	2.46%	0.18%	0.92%	1.02%	13.37%

2008	–2.87%	1.87%	–2.83%	1.59%	2.09%	–0.44%	–2.82%	–1.50%	–8.26%	–7.51%	–4.24%	–0.91%	–23.48%

2007		0.71%	1.62%	1.87%	2.03%	0.80%	–0.04%	–1.95%	2.01%	2.72%	–1.76%	0.96%	9.23%

Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.34%	5.92%	0.40%

1-Year	6.56%	15.65%	3.92%

3-Year (annualized)	–0.75%	2.35%	–1.85%

5-Year (annualized)	N.A.	N.A.	N.A.

Annualized Since Inception	0.64%	0.22%	–1.38%

Historical Data
(since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	2.67%	0.91%	–5.61%

Standard Deviation[4]	8.10%	19.38%	7.92%

Largest Drawdown[5]	–24.53%	–50.95%	–25.21%

Drawdown—# of months[6]	17	16	14

Recovery—# of months[7]	N.A.	N.A.	N.A.

1.	Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 5% redemption fee or up-front placement fees, which could be up to 2%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Multi-Strategy Intuitional Fund, L.P. are 1.57% and 6.60%, respectively. The next expense ratio and total expense ratio for the Hatteras Multi-Strategy TEI Institutional Fund, L.P. are 1.55% and 6.58%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 5.03%. The Investment Manager has contractually agreed to waive fees and/or reimburse certain expenses for one year from the date of the most recent Prospectus so that the total annual expenses will not exceed 1.75%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.
2.	Cumulative Return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.
3.	S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
4.	Measurement of the investment’s volatility.
5.	The peak to trough decline of an investment.
6.	Number of months of a peak to trough decline of an investment.
7.	Number of months to recover from a drawdown.

ELEVEN

Strategy (unaudited)

ALLOCATION

	Target	Actual
Strategies	Allocation	Allocation [21]	# of Funds

Opportunistic Equity (OE)	25%	27%	32

Enhanced Fixed Income (EFI)	25%	25%	26

Absolute Return (AR)	20%	13%	21

Real Estate (RE)	10%	7%	26

Private Equity (PE)	10%	14%	64

Energy & Natural Resources (ENR)	10%	14%	33

Total			202

CONTRIBUTION

HATTERAS MULTI-STRATEGY FUND, L.P. (inception date: April 1, 2005)

Strategy Performance	Month%	YTD%	ITD%

Opportunistic Equity	0.50%	0.56%	22.95%

Enhanced Fixed Income	–0.74%	1.51%	5.39%

Absolute Return	–0.61%	0.81%	10.45%

Real Estate	3.27%	3.04%	–7.68%

Private Equity	3.19%	5.59%	29.64%

Energy & Natural Resources	0.97%	4.15%	32.91%

Strategy Contribution	Month%	YTD%	ITD%

Opportunistic Equity	0.13%	0.14%	8.60%

Enhanced Fixed Income	–0.18%	0.39%	0.63%

Absolute Return	–0.08%	0.12%	2.88%

Real Estate	0.24%	0.22%	–0.71%

Private Equity	0.44%	0.77%	2.17%

Energy & Natural Resources	0.14%	0.57%	3.61%

1.	Percentages are based on total portfolio investments exclusive of cash, cash equivalents, money market funds, and short-term investments.
2.	Strategy Performance: The above illustration offers historical performance for each individual strategy as a composite of the actual underlying advisory funds. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. However, none of the (composite) strategies shown above are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.
3.	Strategy Contribution: The above illustration attempts to break down the pro rata contribution of the six strategies of the Fund (in other words, their contribution to the Fund’s overall return) by strategy, and is intended to allocate the portion of the (past) performance that is attributable to the particular strategy. It is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.
4.	ITD = Inception to date.

TWELVE

Strategy (unaudited)

HATTERAS MULTI-STRATEGY TEI FUND, L.P. (inception date: April 1, 2005)

Strategy Performance	Month%	YTD%	ITD%

Opportunistic Equity	0.49%	0.55%	21.72%

Enhanced Fixed Income	–0.75%	1.51%	4.35%

Absolute Return	–0.62%	0.80%	9.35%

Real Estate	3.27%	3.03%	–8.60%

Private Equity	3.18%	5.58%	28.36%

Energy & Natural Resources	0.96%	4.15%	31.59%

Strategy Contribution	Month%	YTD%	ITD%

Opportunistic Equity	0.13%	0.14%	8.29%

Enhanced Fixed Income	–0.18%	0.38%	0.34%

Absolute Return	–0.08%	0.12%	2.72%

Real Estate	0.24%	0.22%	–0.79%

Private Equity	0.44%	0.76%	2.01%

Energy & Natural Resources	0.14%	0.57%	3.44%

HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P. (inception date: January 1, 2007)

Strategy Performance	Month%	YTD%	ITD%

Opportunistic Equity	0.56%	0.75%	2.13%

Enhanced Fixed Income	–0.67%	1.70%	–3.86%

Absolute Return	–0.55%	1.00%	6.39%

Real Estate	3.34%	3.23%	–21.91%

Private Equity	3.25%	5.78%	27.53%

Energy & Natural Resources	1.04%	4.35%	8.80%

Strategy Contribution	Month%	YTD%	ITD%

Opportunistic Equity	0.15%	0.19%	1.79%

Enhanced Fixed Income	–0.17%	0.43%	–0.71%

Absolute Return	–0.07%	0.14%	1.88%

Real Estate	0.24%	0.23%	–2.28%

Private Equity	0.45%	0.79%	2.30%

Energy & Natural Resources	0.15%	0.59%	1.47%

HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P. (inception date: February 1, 2007)

Strategy Performance	Month%	YTD%	ITD%

Opportunistic Equity	0.50%	0.70%	1.88%

Enhanced Fixed Income	-0.73%	1.65%	-4.89%

Absolute Return	-0.61%	0.95%	4.39%

Real Estate	3.28%	3.18%	-22.91%

Private Equity	3.19%	5.74%	26.00%

Energy & Natural Resources	0.97%	4.30%	9.52%

Strategy Contribution	Month%	YTD%	ITD%

Opportunistic Equity	0.13%	0.18%	1.34%

Enhanced Fixed Income	–0.18%	0.42%	–1.09%

Absolute Return	–0.08%	0.14%	1.36%

Real Estate	0.24%	0.23%	–2.40%

Private Equity	0.44%	0.79%	2.05%

Energy & Natural Resources	0.14%	0.59%	1.42%

1.	Percentages are based on total portfolio investments exclusive of cash, cash equivalents, money market funds, and short-term investments.
2.	Strategy Performance: The above illustration offers historical performance for each individual strategy as a composite of the actual underlying advisory funds. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. However, none of the (composite) strategies shown above are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.
3.	Strategy Contribution: The above illustration attempts to break down the pro rata contribution of the six strategies of the Fund (in other words, their contribution to the Fund’s overall return) by strategy, and is intended to allocate the portion of the (past) performance that is attributable to the particular strategy. It is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.
4.	ITD = Inception to date.

THIRTEEN

Top 10 Holdings (unaudited)

	Capital Balance,	Percent of
	March 31, 2011	Partners’ Capital

Senator Global Opportunity Fund, LP	$35,609,068	2.33%

Valiant Capital Partners, L.P.	32,697,878	2.14%

Anchorage Capital Partners, L.P.	31,984,171	2.09%

BDCM Partners I, L.P.	30,889,609	2.02%

Citadel Wellington, LLC (Class A)	30,853,067	2.02%

Samlyn Onshore Fund, L.P.	28,736,605	1.88%

Artis Partners 2X (Institutional), L.P.	28,447,629	1.86%

Providence MBS Fund, L.P.	27,853,816	1.82%

Gavea Investment Fund III, L.P.	27,832,632	1.82%

MKP Credit, L.P.	27,554,096	1.80%

*	Top 10 Holdings are exclusive of cash, cash equivalents, money market funds, and short-term investments.

FOURTEEN

Financial Section
For the Year Ended March 31, 2011

THIS PAGE INTENTIONALLY LEFT BLANK.

Hatteras Funds

Hatteras Multi-Strategy Fund, L.P. (a Delaware Limited Partnership)

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership)

Hatteras Multi-Strategy Institutional Fund, L.P. (a Delaware Limited Partnership)

Hatteras Multi-Strategy TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2011

with Report of Independent Registered Public Accounting Firm

Hatteras Funds
As of and for the year ended March 31, 2011

Hatteras Multi-Strategy Fund, L.P. (a Delaware Limited Partnership)

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership)

Hatteras Multi-Strategy Institutional Fund, L.P. (a Delaware Limited Partnership)

Hatteras Multi-Strategy TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

Table of Contents

Report of Independent Registered Public Accounting Firm	1

Statements of Assets, Liabilities and Partners’ Capital	2

Statements of Operations	3

Statements of Changes in Partners’ Capital	4

Statements of Cash Flows	5

Notes to Financial Statements	6-17

Board of Directors (unaudited)	18

Fund Management (unaudited)	19

Other Information (unaudited)	20

Audited Financial Statements of Hatteras Master Fund, L.P.	21

Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103-3984 USA Tel: +1 215 246 2300 Fax: +1 215 569 2441 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund, L.P., and Hatteras Multi-Strategy TEI Institutional Fund, L.P.:

We have audited the accompanying statements of assets, liabilities, and partners’ capital of Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P, Hatteras Multi-Strategy Institutional Fund, L.P., and Hatteras Multi-Strategy TEI Institutional Fund, L.P. (each a Delaware Limited Partnership) (collectively the “Feeder Funds”) as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Feeder Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Feeder Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Feeder Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Feeder Funds as of March 31, 2011, the results of their operations and their cash flows for the year then ended, and the changes in their partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

May 27, 2011

Member of
Deloitte Touche Tohmatsu Limited

hatteras funds
(each a Delaware Limited Partnership)

Statements of Assets, Liabilities and Partners’ Capital

March 31, 2011

				Hatteras
		Hatteras	Hatteras	Multi-Strategy
	Hatteras	Multi-Strategy	Multi-Strategy	TEI
	Multi-Strategy	TEI	Institutional	Institutional
	Fund, L.P.	Fund, L.P.*	Fund, L.P.	Fund, L.P.*

Assets
Investment in Hatteras Master Fund, L.P., at fair value (cost $241,397,134, $319,756,866, $242,598,402, $639,831,498, respectively)	$249,270,700	$326,175,559	$238,811,105	$659,770,455
Cash	300,000	416,023	200,000	205,000
Receivable for withdrawal from Hatteras Master Fund, L.P.	18,229,753	24,248,888	15,937,741	20,564,752
Investment in Hatteras Master Fund, L.P. paid in advance	8,446,278	6,286,773	6,172,870	7,525,305
Prepaid assets	4,344	7,531	4,678	9,952

Total assets	$276,251,075	$357,134,774	$261,126,394	$688,075,464

Liabilities and partners’ capital
Withdrawals payable	$18,350,201	$24,332,829	$16,081,962	$20,648,174
Contributions received in advance	8,745,000	6,670,106	6,263,972	7,669,026
Servicing fee payable	189,332	248,052	21,219	56,680
Professional fees payable	52,861	42,812	56,722	24,523
Accounting and administration fees payable	12,131	17,584	10,272	17,337
Custodian fees payable	2,687	4,099	1,210	7,246
Directors’ fees payable	1,250	1,250	1,250	1,250
Withholding tax payable	—	46,080	—	75,580
Other accrued expenses	15,505	26,632	15,050	26,269

Total liabilities	27,368,967	31,389,444	22,451,657	28,526,085

Partners’ capital	248,882,108	325,745,330	238,674,737	659,549,379

Total liabilities and partners’ capital	$276,251,075	$357,134,774	$261,126,394	$688,075,464

Components of partners’ capital
Capital contributions (net)	$251,576,317	$334,088,270	$244,711,739	$644,723,534
Accumulated net investment loss	(16,217,455)	(21,229,308)	(5,665,452)	(10,790,527)
Accumulated net realized loss	(13,708,044)	(16,041,015)	(13,976,420)	(22,447,048)
Accumulated net unrealized appreciation on investments	27,231,290	28,927,383	13,604,870	48,063,420

Partners’ capital	$248,882,108	$325,745,330	$238,674,737	$659,549,379

Net asset value per unit	$92.84	$92.72	$94.81	$94.69
Maximum offering price per unit**	$94.70	$94.57	$94.81	$94.69
Number of authorized units	7,500,000.00	7,500,000.00	7,500,000.00	7,500,000.00
Number of outstanding units	2,680,763.77	3,513,215.38	2,517,400.45	6,965,196.16

*	Consolidated Statement. See note 1.
**	The maximum sales load for the Hatteras Multi-Strategy Fund, L.P. and the Hatteras Multi-Strategy TEI Fund, L.P. is 2.00%. The remaining funds are not subject to a sales load.

See notes to financial statements.

TWO

hatteras funds
(each a Delaware Limited Partnership)

Statements of Operations

For the year ended March 31, 2011

				Hatteras
		Hatteras	Hatteras	Multi-Strategy
	Hatteras	Multi-Strategy	Multi-Strategy	TEI
	Multi-Strategy	TEI	Institutional	Institutional
	Fund, L.P.	Fund, L.P.*	Fund, L.P.	Fund, L.P.*

Net investment income allocated from Hatteras Master Fund, L.P.
Investment income	$4,081,187	$5,401,006	$4,187,594	$10,575,210
Operating expenses	(3,036,254)	(4,030,675)	(3,192,352)	(7,868,448)
Allocation of Performance fees	—	—	—	(323,877)

Net investment income allocated from Hatteras Master Fund, L.P.	1,044,933	1,370,331	995,242	2,382,885

Feeder Fund investment income
Interest	182	161	173	226

Total fund investment income	182	161	173	226

Feeder Fund expenses
Servicing fee	2,046,701	2,717,499	252,883	624,456
Accounting and administration fees	141,871	194,697	130,601	240,969
Insurance fees	52,526	67,717	56,357	125,917
Registration fees	48,331	47,175	23,990	23,167
Professional fees	47,794	32,907	47,846	33,341
Printing fees	39,801	66,068	18,189	90,250
Directors’ fees	30,000	30,000	30,000	30,000
Custodian fees	7,500	9,725	7,000	6,240
Withholding tax	—	287,638	—	493,483
Other expenses	66,988	69,500	68,500	87,000

Total Feeder Fund expenses	2,481,512	3,522,926	635,366	1,754,823

Net investment income/(loss)	(1,436,397)	(2,152,434)	360,049	628,288

Net realized gain and change in unrealized appreciation on investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	3,560,365	4,724,972	3,637,537	9,287,970
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	11,905,233	15,993,616	11,977,053	32,215,544

Net realized gain and change in unrealized appreciation on investments in Adviser Funds allocated from Hatteras Master Fund, L.P.	15,465,598	20,718,588	15,614,590	41,503,514

Net increase in partners’ capital resulting from operations	$14,029,201	$18,566,154	$15,974,639	$42,131,802

*	Consolidated Statement. See note 1.

See notes to financial statements.

THREE

hatteras funds
(each a Delaware Limited Partnership)

Statements of Changes in Partners’ Capital

For the years ended March 31, 2010 and 2011

				Hatteras
		Hatteras	Hatteras	Multi-Strategy
	Hatteras	Multi-Strategy	Multi-Strategy	TEI
	Multi-Strategy	TEI	Institutional	Institutional
	Fund, L.P.	Fund, L.P.*	Fund, L.P.	Fund, L.P.*

	Limited	Limited	Limited	Limited
	Partners	Partners	Partners	Partners

Partners’ Capital, at March 31, 2009	$215,164,970	$257,504,171	$202,898,487	$384,901,239
Capital contributions	34,388,550	52,754,880	56,937,218	150,151,092
Capital withdrawals	(50,685,488)	(49,546,046)	(45,028,789)	(43,858,364)
Withdrawal fees	8,623	—	10,696	28,540
Net investment loss	(4,393,525)	(5,562,790)	(2,607,955)	(5,400,454)
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	1,478,969	2,019,587	1,689,201	4,231,803
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	35,351,703	43,406,668	35,254,387	71,527,489

Partners’ Capital, at March 31, 2010**	$231,313,802	$300,576,470	$249,153,245	$561,581,345
Capital contributions	59,334,224	61,684,799	46,846,200	145,593,227
Capital withdrawals	(55,795,119)	(55,091,495)	(73,327,646)	(89,788,743)
Withdrawal fees	—	9,402	28,299	31,748
Net investment income/(loss)	(1,436,397)	(2,152,434)	360,049	628,288
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	3,560,365	4,724,972	3,637,537	9,287,970
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	11,905,233	15,993,616	11,977,053	32,215,544

Partners’ Capital, at March 31, 2011***	$248,882,108	$325,745,330	$238,674,737	$659,549,379

*	Consolidated Statement. See note 1.
**	Including accumulated net investment loss of $14,781,058, $19,076,874, $6,025,501, and $11,418,815, respectively.
***	Including accumulated net investment loss of $16,217,455, $21,229,308, $5,665,452, and $10,790,527, respectively.

See notes to financial statements.

FOUR

hatteras funds
(each a Delaware Limited Partnership)

Statements of Cash Flows

For the year ended March 31, 2011

				Hatteras
		Hatteras	Hatteras	Multi-Strategy
	Hatteras	Multi-Strategy	Multi-Strategy	TEI
	Multi-Strategy	TEI	Institutional	Institutional
	Fund, L.P.	Fund, L.P.*	Fund, L.P.	Fund, L.P.*

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$14,029,201	$18,566,154	$15,974,639	$42,131,802
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by (used in) operating activities:
Purchases of interests in Hatteras Master Fund, L.P.	(56,969,249)	(58,872,351)	(46,249,285)	(144,452,529)
Proceeds from withdrawals from Hatteras Master Fund, L.P.	55,847,812	55,852,881	73,331,414	90,437,265
Net investment income allocated from Hatteras Master Fund, L.P.	(1,044,933)	(1,370,331)	(995,242)	(2,382,885)
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions allocated from Hatteras Master Fund, L.P.	(3,560,365)	(4,724,972)	(3,637,537)	(9,287,970)
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions allocated from Hatteras Master Fund, L.P.	(11,905,233)	(15,993,616)	(11,977,053)	(32,215,544)
(Increase)/Decrease in receivable for withdrawals from Hatteras Master Fund, L.P.	(9,934,842)	(12,767,653)	(9,369,987)	(13,336,384)
(Increase)/Decrease in investment in Hatteras Master Fund, L.P. paid in advance	(5,211,347)	(284,647)	2,079,479	867,996
(Increase)/Decrease in prepaid assets	26,221	21,528	12,533	(392)
Increase/(Decrease) in withholding tax payable	—	(98,225)	—	(141,333)
Increase/(Decrease) in servicing fee payable	19,476	26,959	(105)	11,111
Increase/(Decrease) in accounting and administration fees payable	450	1,381	(578)	(1,552)
Increase/(Decrease) in professional fees payable	(3,500)	1,756	(4,500)	(2,240)
Increase/(Decrease) in custodian fees payable	1,958	1,740	916	2,307
Increase/(Decrease) in other accrued expenses	(14,404)	(11,045)	(26,661)	(11,591)

Net cash provided by (used in) operating activities	(18,718,755)	(19,650,441)	19,138,033	(68,381,939)

Cash flows from financing activities:
Capital contributions	64,628,724	62,077,830	44,815,095	144,837,493
Capital withdrawals, net of withdrawal fees	(45,859,969)	(42,313,866)	(63,903,128)	(76,405,554)

Net cash provided by (used in) financing activities	18,768,755	19,763,964	(19,088,033)	68,431,939

Net change in cash	50,000	113,523	50,000	50,000

Cash at beginning of year	250,000	302,500	150,000	155,000

Cash at end of year	$300,000	$416,023	$200,000	$205,000

*	Consolidated Statement. See note 1.

See notes to financial statements.

FIVE

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011

1.	Organization
The Hatteras Funds, each a “Feeder Fund” and collectively the “Feeder Funds” are:

Hatteras Multi-Strategy Fund, L.P.
Hatteras Multi-Strategy TEI Fund, L.P.
Hatteras Multi-Strategy Institutional Fund, L.P.
Hatteras Multi-Strategy TEI Institutional Fund, L.P.

The Hatteras Multi-Strategy TEI Fund, L.P. and the Hatteras Multi-Strategy TEI Institutional Fund, L.P. each invest substantially all of their assets in the Hatteras Multi-Strategy Offshore Fund, LDC, and Hatteras Multi-Strategy Offshore Institutional Fund, LDC, (collectively the “Blocker Funds”), respectively. The Blocker Funds are Cayman Islands limited duration companies with the same investment objective as the Feeder Funds. The Blocker Funds serve solely as intermediate entities through which the Hatteras Multi-Strategy TEI Fund, L.P. and the Hatteras Multi-Strategy TEI Institutional Fund, L.P. invest in Hatteras Master Fund, L.P. (the “Master Fund” and together with the Feeder Funds, the “Funds”). The Blocker Funds enable tax-exempt Limited Partners (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Limited Partners regardless of their tax-exempt status. The Hatteras Multi-Strategy TEI Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Multi-Strategy Offshore Fund, LDC and the Hatteras Multi-Strategy TEI Institutional Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Multi-Strategy Offshore Institutional Fund, LDC. Where these Notes to Financial Statements discuss the Feeder Funds’ investment in the Master Fund, for Hatteras Multi-Strategy TEI Fund, L.P. and Hatteras Multi-Strategy TEI Institutional Fund, L.P., it means their investment in the Master Fund through the applicable Blocker Fund.

The Feeder Funds are organized as Delaware limited partnerships, and are registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (the “1940 Act”) as closed-end, non-diversified, management investment companies. The primary investment objective of the Feeder Funds is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments through investments in the six asset classes of Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity and Energy and Natural Resources. The Feeder Funds’ secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve their objectives, the Feeder Funds provide their investors with access to a broad range of investment strategies, asset categories and trading advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions, through an investment of substantially all of their assets into the Master Fund, which is registered under the 1940 Act. The Funds are managed by Hatteras Investment Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investors who acquire units of limited partnership interest in the Feeder Funds (“Units”) are the limited partners (each, a “Limited Partner” and together, the “Limited Partners”) of the Feeder Funds.

The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read with the Feeder Funds’ financial statements. The percentage of the Master Fund’s beneficial limited partnership interests owned by the Feeder Funds at March 31, 2011 were:

Hatteras Multi-Strategy Fund, L.P.	16.31%
Hatteras Multi-Strategy TEI Fund, L.P.	21.34%
Hatteras Multi-Strategy Institutional Fund, L.P.	15.63%
Hatteras Multi-Strategy TEI Institutional Fund, L.P.	43.17%

SIX

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

1.	Organization (CONTINUED)

Hatteras Investment Management, LLC, a Delaware limited liability company, serves as the General Partner of each of the Feeder Funds and the Master Fund (the “General Partner”). The General Partner is an affiliate of the Investment Manager. The General Partner has appointed a Board of Directors for each Feeder Fund (collectively the “Board”) and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Feeder Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Feeder Funds’ business.

2.	Significant Accounting Policies
These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Investment Valuation
The Feeder Funds do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Master Fund. The Feeder Funds record their investment in the Master Fund at fair value. Each Feeder Fund’s investment in the Master Fund would be considered level 3 as defined under fair valuation accounting standards. Valuation of securities held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s financial statements included elsewhere in this report.

b.	Allocations from the Master Fund
The Feeder Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c.	Feeder Fund Level Income and Expenses
Interest income on any cash or cash equivalents held by the Feeder Funds will be recognized on an accrual basis. Expenses that are specifically attributed to the Feeder Funds are charged to each Feeder Fund. Because the Feeder Funds bear their proportionate share of the management fees of the Master Fund, the Feeder Funds pay no direct management fee to the Investment Manager. Feeder Funds specific expenses are recorded on an accrual basis.

d.	Tax Basis Reporting
Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each of the Feeder Fund’s allocated earnings is established dependent upon the tax filings of the investment vehicles operated by the Adviser (“Adviser Funds”). Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e.	Income Taxes
For U.S. Federal income tax purposes, the Feeder Funds are treated as partnerships, and each Limited Partner in each respective Feeder Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and the realized and unrealized gains (losses) of such Feeder Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Feeder Funds since the Limited Partners are individually liable for the taxes on their share of the Feeder Funds.

SEVEN

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

2.	Significant Accounting Policies (CONTINUED)

e.	Income Taxes (continued)

The Feeder Funds have reviewed any potential tax positions as of March 31, 2011 and have determined that they do not have a liability for any unrecognized tax benefits. During the year ended March 31, 2011, the Feeder Funds did not incur any material interest or penalties. For returns filed for the years ended December 31, 2007 through December 31, 2010 the Feeder Funds are open to examination by U.S. federal tax authorities and state tax authorities.

f.	Cash
Cash includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Feeder Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

g.	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Limited Partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

3.	Allocation of Limited Partners’ Capital
Net profits or net losses of the Feeder Funds for each allocation period (“Allocation Period”) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the Limited Partners’ capital of the Feeder Funds, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during an Allocation Period, adjusted to exclude any items to be allocated among the capital accounts of the Limited Partners in accordance with the Limited Partners’ respective investment percentages.

Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which Units are purchased; (4) the day on which Units are sold; (5) the day preceding the day on which a substituted Limited Partner is admitted to a Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages in the Master Fund.

The Feeder Funds maintain a separate capital account (“Capital Account”) on their books for each Limited Partner. Each Limited Partner’s Capital Account will have an opening balance equal to the Limited Partner’s initial purchase of the Feeder Fund (i.e., the amount of the investment less any applicable sales load of up to 2 percent of the purchased amount), and thereafter, will be (i) increased by the amount of any additional purchases by such Limited Partner; (ii) decreased for any payments upon repurchase or sale of such Limited Partner’s interest or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner’s allocable share of the net profits or net losses of the Feeder Fund.

EIGHT

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

3.	Allocation of Limited Partners’ Capital (CONTINUED)

				Hatteras
		Hatteras	Hatteras	Multi-Strategy
	Hatteras	Multi-Strategy	Multi-Strategy	TEI
	Multi-Strategy	TEI	Institutional	Institutional
	Fund, L.P.	Fund, L.P.	Fund, L.P.	Fund, L.P.

Beginning Units, April 1, 2009	2,820,356.14	3,376,218.32	2,645,007.00	5,020,887.54
Purchases	416,688.52	637,684.94	685,646.49	1,816,339.17
Sales	(600,689.50)	(586,186.64)	(528,345.03)	(517,382.63)

Beginning Units, April 1, 2010	2,636,355.16	3,427,716.62	2,802,308.46	6,319,844.08
Purchases	666,585.75	696,848.27	522,287.07	1,629,782.34
Sales	(622,177.14)	(611,349.51)	(807,195.08)	(984,430.26)

Ending units, March 31, 2011	2,680,763.77	3,513,215.38	2,517,400.45	6,965,196.16

4.	Related Party Transactions and Other
In consideration for fund services, Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund L.P., and Hatteras Multi-Strategy TEI Institutional Fund, L.P., will pay the Investment Manager (in such capacity, the “Servicing Agent”) a fund servicing fee at the annual rate of 0.85%, 0.85%, 0.10% and 0.10%, respectively, of the month-end net asset value of the applicable Feeder Fund. The Feeder Fund servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the Feeder Fund on a pro-rata basis before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its interest holders, including each Feeder Fund.

The Servicing Agent may waive (to all investors on a pro-rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. The Servicing Agent did not waive any of the servicing fees for the year ended March 31, 2011.

The Investment Manager has contractually agreed to reimburse certain expenses through July 31, 2012, so that the total annual expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Feeder Funds, any acquired fund fees and expenses, as well as any performance allocation payable by the Feeder Funds or the Master Fund) for this period will not exceed 2.35% for the Hatteras Multi-Strategy Fund, L.P. and Hatteras Multi-Strategy TEI Fund, L.P. and 1.75% for the Hatteras Multi-Strategy Institutional Fund, L.P. and Hatteras Multi-Strategy TEI Institutional Fund, L.P. (the “Expense Limitation”). The agreement automatically renews for a one-year term after the initial period until terminated by the Investment Manager or the applicable Feeder Fund. The Feeder Funds will carry forward, for a period not to exceed (3) three years from the date on which a reimbursement is made by the Investment Manager, any expenses in excess of the Expense Limitation and repay the Investment Manager such amounts, provided the Feeder Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the applicable Feeder Fund’s then effective prospectus. There were no reimbursements from the Investment Manager, nor previous reimbursements repaid to the Investment Manager, nor expenses available for reimbursement as of and for the year ended March 31, 2011.

The performance allocation is calculated at the Master Fund level, and allocated to the Feeder Funds based on each Feeder Fund ownership interest in the Master Fund. The General Partner is allocated a performance allocation

NINE

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

4.	Related Party Transactions and Other (CONTINUED)

payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year (the “Performance Allocation”). The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. For the year ended March 31, 2011 the General Partner of the Master Fund received a Performance Allocation which was allocated to the Hatteras Multi-Strategy TEI Institutional Fund, L.P. in the amount of $323,877, which is disclosed on the Statement of Operations.

Hatteras Capital Distributors LLC (“HCD”), an affiliate of the Investment Manager, serves as the Feeder Funds’ distributor. HCD receives a distribution fee from the Investment Manager equal to 0.10% on an annualized basis of the net assets of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

UMB Bank, N.A. serves as custodian of the Feeder Funds’ cash balances and provides custodial services for the Feeder Funds. J.D. Clark & Company, a division of UMB Fund Services, Inc., serves as administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and investor related services. The Feeder Funds pay a fee to the custodian and administrator based upon average Limited Partners’ capital, subject to certain minimums.

At March 31, 2011, Limited Partners, who are affiliated with the Investment Manager or the General Partner, owned $776,989 (0.31% of Partners’ Capital) of Hatteras Multi-Strategy Fund, L.P., $1,502,263 (0.63% of Partners’ Capital) of Hatteras Multi-Strategy Institutional Fund, L.P., and $752,553 (0.11% of Partners’ Capital) of Hatteras Multi-Strategy TEI Institutional Fund, L.P.

5.	Risk Factors
An investment in the Feeder Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Adviser Fund holdings for extended periods, which may be several years. Limited Partners should refer to the Master Fund’s financial statements included in this report along with the applicable Feeder Fund’s prospectus, as supplemented and corresponding statement of additional information for a more complete list of risk factors. No guarantee or representation is made that the Feeder Funds’ investment objective will be met.

6.	Repurchase of Partners’ Units
The Board may, from time to time and in its sole discretion, cause the Feeder Funds to repurchase Units from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Feeder Funds should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager. The Feeder Funds generally expect to offer to repurchase Units from Limited Partners on a quarterly basis as of March 31, June 30, September 30

TEN

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

6.	Repurchase of Partners’ Units (CONTINUED)

and December 31 of each year. In no event will more than 20% of the Units of a Feeder Fund be repurchased per quarter. The Feeder Funds do not intend to distribute to the Limited Partners any of the Feeder Funds’ income, but generally expect to reinvest substantially all income and gains allocable to the Limited Partners. A Limited Partner may, therefore, be allocated taxable income and gains and not receive any cash distribution. Units repurchased prior to the Limited Partner’s one year anniversary of its initial investment may be subject to a maximum 5% repurchase fee.

7.	Indemnification
In the normal course of business, the Feeder Funds enter into contracts that provide general indemnifications. The Feeder Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Feeder Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.	Financial Highlights
The financial highlights are intended to help an investor understand the Feeder Funds’ financial performance. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in each Feeder Fund.

The ratios and total return amounts are calculated based on each Limited Partner group taken as a whole. The General Partner’s interest is excluded from the calculations. An individual Limited Partner’s ratios or returns may vary from the table below based on the timing of purchases and sales and performance allocation.

The ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly Limited Partners’ capital. The ratios include the Feeder Funds’ proportionate share of the Master Fund’s income and expenses.

Total return amounts are calculated based on the change in net asset value during each accounting period.

The portfolio turnover rate is calculated based on the Master Fund’s investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

ELEVEN

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

8.	Financial Highlights (CONTINUED)

				Hatteras
		Hatteras	Hatteras	Multi-Strategy
	Hatteras	Multi-Strategy	Multi-Strategy	TEI
	Multi-Strategy	TEI	Institutional	Institutional
	Fund, L.P.	Fund, L.P.	Fund, L.P.	Fund, L.P.

Net Asset Value, July 1, 2008*	$100.00	$100.00	$100.00	$100.00
Income from investment operations:
Net investment loss	(1.19)	(1.22)	(0.79)	(0.75)
Net realized and unrealized loss on investment transactions	(22.52)	(22.51)	(22.50)	(22.59)

Total from investment operations	(23.71)	(23.73)	(23.29)	(23.34)

Net Asset Value, April 1, 2009	76.29	76.27	76.71	76.66
Income from investment operations:
Net investment loss	(1.92)	(1.56)	(0.86)	(0.61)
Net realized and unrealized gain on investment transactions	13.37	12.98	13.06	12.81

Total from investment operations	11.45	11.42	12.20	12.20

Net Asset Value, April 1, 2010	87.74	87.69	88.91	88.86
Income from investment operations:
Net investment income (loss)	(0.44)	(0.48)	(0.10)	0.30
Net realized and unrealized gain on investment transactions	5.54	5.51	6.00	5.53

Total from investment operations	5.10	5.03	5.90	5.83

Net Asset Value, March 31, 2011	$92.84	$92.72	$94.81	$94.69

*	Net asset value per share information presented as of unitization on July 1, 2008.

TWELVE

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

8.	Financial Highlights (CONTINUED)

	For the Year Ended March 31,
Hatteras Multi-Strategy Fund, L.P.	2011	2010	2009	2008[1]	2007

Total return before Performance Allocation[2]	5.81%	15.01%	(21.26)%	2.91%	8.27%
Performance Allocation	0.00%	0.00%	(0.02)%	(0.37)%	(0.58)%

Total return after Performance Allocation	5.81%	15.01%	(21.28)%	2.54%	7.69%

Net investment loss	(0.60)%	(1.90)%	(1.92)%	(1.66)%	(1.94)%

Ratio of other operating expenses to average net assets[3]	2.22%	2.29%	2.27%	2.25%	2.48%
Ratio of credit facility fees and interest expense to average net assets allocated from the Master Fund	0.10%	0.06%	0.03%	0.05%	0.03%

Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[3]	2.32%	2.35%	2.30%	2.30%	2.51%
Performance Allocation	0.00%	0.00%	0.02%	0.26%	0.61%

Total expenses and Performance Allocation before reimbursement from Investment Manager	2.32%	2.35%	2.32%	2.56%	3.12%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	0.00%	(0.03)%

Net expenses	2.32%	2.35%	2.32%	2.56%	3.09%

Limited Partners’ capital, end of year (000’s)	$248,882	$231,314	$215,165	$237,029	$135,996
Portfolio Turnover Rate (Master Fund)	25.12%	23.12%	22.57%	9.54%	14.03%

[1]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.09%.
[2]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each monthly accounting period.
[3]	Ratios calculated based on total expenses and average net assets. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

THIRTEEN

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

8.	Financial Highlights (CONTINUED)

	For the Year Ended March 31,
Hatteras Multi-Strategy TEI Fund, L.P.	2011	2010	2009	2008[1]	2007

Total return before Performance Allocation[2]	5.74%	14.97%	(21.35)%	2.39%	8.01%
Performance Allocation	0.00%	0.00%	(0.01)%	(0.26)%	(0.55)%

Total return after Performance Allocation	5.74%	14.97%	(21.36)%	2.13%	7.46%

Net investment loss	(0.68)%	(1.94)%	(1.99)%	(2.14)%	(2.24)%

Ratio of other operating expenses to average net assets [3]	2.20%	2.27%	2.22%	2.31%	2.52%
Ratio of allocated credit facility fees and interest expense to average net assets	0.10%	0.06%	0.03%	0.05%	0.03%
Ratio of withholding tax to average net assets	0.09%	0.06%	0.20%	0.41%	0.32%

Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[3]	2.39%	2.39%	2.45%	2.77%	2.87%
Performance Allocation	0.00%	0.00%	0.01%	0.22%	0.62%

Total expenses and Performance Allocation before reimbursement from Investment Manager	2.39%	2.39%	2.46%	2.99%	3.49%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	0.00%	(0.08)%

Net expenses	2.39%	2.39%	2.46%	2.99%	3.41%

Limited Partners’ capital, end of year (000’s)	$325,745	$300,576	$257,504	$304,765	$129,980
Portfolio Turnover Rate (Master Fund)	25.12%	23.12%	22.57%	9.54%	14.03%

[1]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.06%.
[2]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each monthly accounting period.
[3]	Ratios calculated based on total expenses and average net assets. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

FOURTEEN

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

8.	Financial Highlights (CONTINUED)

					For the
					period from
					January 1,
					2007
					(commencement
	For the Year Ended March 31,				of operations) to
Hatteras Multi-Strategy Institutional Fund, L.P.	2011	2010	2009	2008[2]	March 31, 2007[5]

Total return before amortizing organizational expenses and before Performance Allocation	6.64%[1]	15.90%[1]	(20.69)%[1]	3.37%[1]	3.79%
Organization expense	—	—	—	—	(1.38)%

Total return after amortizing organizational expenses and before Performance Allocation[3]	6.64%	15.90%	(20.69)%	3.37%	2.41%
Performance Allocation	0.00%	0.00%	(0.03)%	(0.15)%	(0.17)%

Total return after amortizing organizational expenses and Performance Allocation	6.64%	15.90%	(20.72)%	3.22%	2.24%

Net investment income (loss)	0.14%	(1.12)%	(1.23)%	(1.11)%	(5.37)%

Ratio of operating expenses to average net assets[4]	1.43%	1.51%	1.56%	1.72%	7.60%
Ratio of allocated credit facility fees and interest expense to average net assets	0.10%	0.06%	0.03%	0.05%	0.01%

Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[4]	1.53%	1.57%	1.59%	1.77%	7.61%
Performance Allocation	0.00%	0.00%	0.03%	0.18%	0.35%

Total expenses and Performance Allocation before reimbursement from Investment Manager	1.53%	1.57%	1.62%	1.95%	7.96%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	(0.02)%	(1.12)%

Net expenses	1.53%	1.57%	1.62%	1.93%	6.84%

Limited Partners’ capital, end of period (000’s)	$238,675	$249,153	$202,898	$149,882	$9,418
Portfolio Turnover Rate (Master Fund)	25.12%	23.12%	22.57%	9.54%	14.03%

[1]	Organizational costs were fully expensed as of March 31, 2007.
[2]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.09%.
[3]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each monthly accounting period.
[4]	Ratios calculated based on total expenses and average net assets. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.
[5]	Annualized for periods of less than one year.

FIFTEEN

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (continued)

8.	Financial Highlights (CONTINUED)

					For the
					period from
					January 1,
					2007
					(commencement
	For the Year Ended March 31,				of operations) to
Hatteras Multi-Strategy TEI Institutional Fund, L.P.	2011	2010	2009	2008[2]	March 31, 2007[5]

Total return before amortizing organizational expenses and before Performance Allocation	6.61%[1]	15.91%[1]	(20.79)%[1]	3.09%[1]	2.51%
Organization expense	—	—	—	—	(2.07)%

Total return after amortizing organizational expenses and before Performance Allocation[3]	6.61%	15.91%	(20.79)%	3.09%	0.44%
Performance Allocation	(0.05)%	0.00%	(0.05)%	(0.09)%	(0.15)%

Total return after amortizing organizational expenses and Performance Allocation	6.56%	15.91%	(20.84)%	3.00%	0.29%

Net investment income (loss)	0.10%	(1.11)%	(1.35)%	(1.44)%	(10.38)%

Ratio of operating expenses to average net assets[4]	1.38%	1.44%	1.50%	1.67%	12.74%
Ratio of allocated credit facility fees and interest expense to average net assets	0.10%	0.06%	0.03%	0.05%	0.01%
Ratio of withholding tax to average net assets	0.08%	0.05%	0.19%	0.36%	0.25%

Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[4]	1.56%	1.55%	1.72%	2.08%	13.00%
Performance Allocation	0.05%	0.00%	0.05%	0.14%	0.59%

Total expenses and Performance Allocation before reimbursement from Investment Manager	1.61%	1.55%	1.77%	2.22%	13.59%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	(0.03)%	(1.42)%

Net expenses	1.61%	1.55%	1.77%	2.19%	12.17%

Limited Partners’ capital, end of period (000’s)	$659,549	$561,581	$384,901	$209,737	$4,047
Portfolio Turnover Rate (Master Fund)	25.12%	23.12%	22.57%	9.54%	14.03%

[1]	Organizational costs were fully expensed as of March 31, 2007.
[2]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.07%.
[3]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each monthly accounting period.
[4]	Ratios calculated based on total expenses and average net assets. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.
[5]	Annualized for periods of less than one year.

SIXTEEN

hatteras funds
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2011 (concluded)

9.	Subsequent Events
Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements except the following: effective April 1, 2011 and May 1, 2011, there were additional purchases into the Feeder Funds of the following amounts:

April 1, 2011
Hatteras Multi-Strategy Fund, L.P.	$8,745,000
Hatteras Multi-Strategy TEI Fund, L.P.	$6,670,106
Hatteras Multi-Strategy Institutional Fund, L.P.	$6,263,972
Hatteras Multi-Strategy TEI Institutional Fund, L.P.	$7,669,026

May 1, 2011
Hatteras Multi-Strategy Fund, L.P.	$3,455,700
Hatteras Multi-Strategy TEI Fund, L.P.	$5,036,097
Hatteras Multi-Strategy Institutional Fund, L.P.	$3,237,000
Hatteras Multi-Strategy TEI Institutional Fund, L.P.	$4,822,100

In addition, since April 1, 2011, the board accepted the following tender requests which will be effective as of June 30, 2011:

Hatteras Multi-Strategy Fund, L.P.	$11,324,018
Hatteras Multi-Strategy TEI Fund, L.P.	$13,160,489
Hatteras Multi-Strategy Institutional Fund, L.P.	$16,436,866
Hatteras Multi-Strategy TEI Institutional Fund, L.P.	$29,691,824

SEVENTEEN

hatteras funds
(each a Delaware Limited Partnership)

Board of Directors
(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information, as of March 31, 2011, is set forth below. The business address of each Director is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615. The Feeder Funds’ statements of additional information include information about the Directors and may be obtained without charge by calling 1-888-363-2324.

			Principal Occupation(s)
			During Past 5 Years	Number of
	Position(s) Held		and Other	Portfolios in Fund
Name &	with the Feeder	Length of	Directorships	Complex Overseen
Date of Birth	Funds	Time Served	Held by Director	by Director

INTERESTED DIRECTOR

David B. Perkins* July 18, 1962	President and Chairman of the Board of Directors of each Fund in the Fund Complex	Since Inception	Mr. Perkins has been Chairman of the Board of Managers and President of the Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras and its affiliated entities. He founded the firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	15

INDEPENDENT DIRECTORS

H. Alexander Holmes May 4, 1942	Director; Audit Committee Member of each Fund in the Fund Complex	Since Inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	15

Steve E. Moss February 18, 1953	Director; Audit Committee Member of each Fund in the Fund Complex	Since Inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	15

Gregory S. Sellers May 5, 1959	Director; Audit Committee Member of each Fund in the Fund Complex	Since Inception	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer.	15

Daniel K. Wilson June 22, 1948	Director; Audit Committee Member of each Fund in the Fund Complex	Since June 2009	Mr. Wilson was Executive Vice President and Chief Financial Officer of Parksdale Mills, Inc. from 2004 - 2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	9

*	Mr. Perkins is deemed to be an “interested” Director of the Feeder Funds because of his affiliations with the Investment Manager.

EIGHTEEN

hatteras funds
(each a Delaware Limited Partnership)

Fund Management
(Unaudited)

Set forth below is the name, date of birth, position with each Feeder Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2011, of each of the persons currently serving as Executive Officers of the Feeder Funds. The business address of each officer is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Principal Occupation(s)
			During Past 5 Years	Number of
	Position(s) Held		and Other	Portfolios in Fund
Name &	with the Feeder	Length of	Directorships	Complex Overseen
Date of Birth	Funds	Time Served	Held by Officer	by Officer

OFFICERS

J. Michael Fields, July 14, 1973	Secretary of each Fund in the Fund Complex	Since 2008	Prior to becoming Secretary of each of the funds in the Fund Complex, Mr. Fields was the Treasurer of each of the funds in the Fund Complex. Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.	N/A

Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras in November 2007 and became Chief Compliance Officer of each of the funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer with U.S. Bancorp Fund Services, LLC.	N/A

Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras in March 2008 and became Treasurer of each of the funds in the Fund Complex in December 2008. Mr. Baker serves as the Chief Financial Officer of the Investment Manager and its affiliates. Prior to joining Hatteras, Mr. Baker worked for Smith Breeden Associates, an investment advisor located in Durham, NC. At Smith Breeden, Mr. Baker served as Vice President of Portfolio Accounting, Performance Reporting, and Fund Administration.	N/A

NINETEEN

hatteras funds
(each a Delaware Limited Partnership)

Other Information
(Unaudited)

Proxy Voting
For free information regarding how the Master Fund voted proxies during the period ended June 30, 2010 or to obtain a free copy of the Master Fund’s complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC’s website at http://www.sec.gov

Availability of Quarterly Portfolio Schedules
The Feeder Funds file their complete schedule of portfolio holdings, which includes securities held by the Master Fund, with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Feeder Funds’ Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TWENTY

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2011
with Report of Independent Registered Public Accounting Firm

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

As of and for the year ended March 31, 2011

Table of Contents

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2-7

Statement of Assets, Liabilities and Partners’ Capital	8

Statement of Operations	9

Statements of Changes in Partners’ Capital	10

Statement of Cash Flows	11

Notes to Financial Statements	12-21

Board of Directors (unaudited)	22

Fund Management (unaudited)	23

Other Information (unaudited)	24-25

Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103-3984 USA Tel: +1 215 246 2300 Fax: +1 215 569 2441 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of Hatteras Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities, and partners’ capital of Hatteras Master Fund, L.P. (a Delaware Limited Partnership) (the “Master Fund”), including the schedule of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2011, by correspondence with underlying fund advisers and custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hatteras Master Fund, L.P. as of March 31, 2011, the results of its operations and its cash flows for the year then ended, and the changes in its partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $1,447,598,364 (88.19% of total assets) as of March 31, 2011, whose fair value have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

May 27, 2011

Member of
Deloitte Touche Tohmatsu Limited

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments

March 31, 2011

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS’ CAPITAL
Percentages are as follows:

Investments in Adviser Funds, Exchange Traded Funds and Mutual Funds — (99.28)%	Cost	Fair Value

Absolute Return — (13.08)%
7X7 Institutional Partners, L.P.[a,b,c]	$14,937,548	$14,207,366
Broad Peak Fund, L.P.[a,b]	3,325,215	3,236,542
Citadel Derivatives Group Investors, LLC[a,b]	3,413,210	5,990,293
Citadel Wellington, LLC (Class A)[a,b,c]	28,740,360	30,853,067
Courage Special Situations Fund, L.P.[a,b]	17,327,675	18,075,211
D.E. Shaw Composite Fund, LLC[a,b]	16,213,665	19,020,300
Eton Park Fund, L.P.[a,b]	19,000,000	21,231,364
JANA Partners Qualified, L.P.[a,b,e]	92,329	41,998
Marathon Fund, L.P.[a,b,e]	4,247,988	2,522,218
Montrica Global Opportunities Fund, L.P.[a,b,e]	835,371	704,318
OZ Asia, Domestic Partners L.P.[b,e]	1,284,064	1,307,959
Paulson Advantage, L.P.[a,b,c]	14,207,995	21,030,827
Paulson Partners Enhanced, L.P.[a,b,c]	5,181,104	13,326,649
Perry Partners, L.P.[a,b,e]	774,325	826,037
Pipe Equity Partners[a,b,e]	14,801,500	8,720,361
Pipe Select Fund, LLC[a,b]	9,310,443	13,110,331
Standard Investment Research Hedge Equity Fund, L.P.[a,b]	20,000,000	22,575,894
Stark Investments, L.P.[a,b,e]	2,361,734	2,253,184
Stark Select Asset Fund LLC,[a,b,e]	903,131	920,239

Total Absolute Return	176,957,657	199,954,158

Energy and Natural Resources — (13.89)%

Investment in Adviser Funds
Arclight Energy Partners Fund III, L.P.[b]	3,605,759	4,385,432
Arclight Energy Partners Fund IV, L.P.[b]	3,571,848	3,857,614
Black River Commodity MS Fund, L.P.[a,b,e]	463,426	461,767
Bluegold Global Fund, L.P.[a,b]	10,000,000	12,227,310

See notes to financial statements.

TWO

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments

March 31, 2011 (continued)

Energy and Natural Resources — (13.89)% (continued)	Shares	Cost	Fair Value

Cadent Energy Partners II, L.P.[b]		$5,053,380	$5,249,123
Camcap Resources, L.P.[a,b,e]		536,329	480,168
Canaan Natural Gas Fund X, L.P.[a,b]		3,360,500	1,256,551
Chilton Global Natural Resources Partners, L.P.[a,b,c]		19,817,824	24,690,233
EMG Investments, LLC[b]		1,495,925	1,610,000
EnerVest Energy Institutional Fund XI-A, L.P.[b]		6,998,031	5,050,646
EnerVest Energy Institutional Fund X-A, L.P.[b]		2,178,934	2,333,338
Goldfinch Capital Management, L.P.[a,b]		15,000,000	14,270,089
Intervale Capital Fund, L.P.[b]		4,525,930	6,206,294
Merit Energy Partners F-II, L.P.[b]		1,032,678	804,972
Natural Gas Partners Energy Tech, L.P.[b]		884,611	883,510
Natural Gas Partners IX, L.P.[a,b]		6,177,297	6,920,487
Natural Gas Partners VIII, L.P.[a,b]		4,155,944	4,903,620
NGP Energy Technology Partners II, L.P. [a,b]		1,715,959	1,645,170
NGP Midstream & Resources Offshore Holdings Fund, L.P.[b]		3,480,167	4,250,000
NGP Midstream & Resources, L.P.[b]		4,722,458	5,340,000
Ospraie Special Opportunities Fund, L.P.[a,b,e]		3,559,979	4,371,835
Pine Brook Capital Partners, L.P.[b]		3,583,211	3,363,453
Quantum Energy Partners IV, L.P.[b]		2,812,315	2,322,870
Quantum Energy Partners V, L.P.[a,b]		1,666,532	486,208
Sentient Global Resources Fund III, L.P.[b]		10,570,883	13,930,326
Southport Energy Plus Partners, L.P.[a,b,c]		16,167,182	23,944,214
The Clive Fund, L.P.[a,b]		15,000,000	18,099,086
Touradji Global Resources Holdings, LLC[a,b,e]		3,434,008	3,023,177
TPF II, L.P.[b]		9,498,671	9,159,285
Urban Oil and Gas Partners A-1, L.P.[b]		2,987,013	2,921,113

Total Investment in Adviser Funds		168,056,794	188,447,891

Investment in Exchange Traded Funds
Market Vectors Gold Miners	164,000	9,986,321	9,856,400
Oil Services HOLDRS Trust	84,500	10,431,115	13,888,420

Total Investment in Exchange Traded Funds		20,417,436	23,744,820

Total Energy and Natural Resources		188,474,230	212,192,711

Enhanced Fixed Income — (24.91)%

Investment in Adviser Funds
Alden Global Distressed Opportunities Fund, L.P.[a,b]		20,000,000	19,440,637
Anchorage Capital Partners, L.P.[a,b]		30,000,000	31,984,171
Anchorage Crossover Credit Fund II, L.P.[a,b]		3,873	2,145
BDCM Partners I, L.P.[b]		29,973,296	30,889,609
Bell Point Credit Opportunities Fund, L.P.[a,b]		20,000,000	21,056,488
Contrarian Capital Fund I, L.P.[a,b]		12,522,723	17,488,173
CPIM Structured Credit Fund 1000, L.P.[a,b,e]		222,828	33,190
Drawbridge Special Opportunities Fund, L.P.[a,b,e]		7,898,166	9,462,814
EDF-M1 Onshore, L.P.[a,b]		10,000,000	6,739,693
Fortress VRF Advisors I, LLC[a,b,e]		8,092,619	1,803,145

See notes to financial statements.

THREE

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments

March 31, 2011 (continued)

Enhanced Fixed Income — (24.91)% (continued)	Shares	Cost	Fair Value

Halcyon European Structured Opportunities Fund, L.P.[a,b,e]		$1,151,246	$812,827
Harbinger Capital Partners Fund I, L.P.[a,b]		14,567,661	12,920,061
Harbinger Credit Distressed Blue Line Fund, L.P.[a,b]		20,000,000	23,035,990
Marathon Special Opportunity Fund, L.P.[a,b]		7,534,863	8,245,456
MKP Credit, L.P.[a,b]		25,000,000	27,554,096
Morgan Rio Capital Fund, L.P.[a,b]		7,000,000	8,250,631
Mudrick Distressed Opportunity Fund, L.P.[a,b]		10,000,000	10,335,516
Prospect Harbor Credit Partners, L.P.[a,b,e]		2,651,908	2,606,840
Providence MBS Fund, L.P.[a,b]		25,000,000	27,853,816
Senator Global Opportunity Fund, L.P.[a,b]		30,000,000	35,609,068
Strategic Value Restructuring Fund, L.P.[a,b]		15,428,312	17,558,969
Waterstone Market Neutral Fund, L.P.[a,b]		11,935,688	21,169,426

Total Investment in Adviser Funds		308,983,183	334,852,761

Investment in Mutual Funds
Doubleline Total Return Bond	2,271,139	24,000,000	24,891,688
Fidelity Convertible Securities	367,512	10,000,000	9,985,300
Fidelity Floating Rate High Income	1,104,264	10,421,956	10,899,088

Total Investment in Mutual Funds		44,421,956	45,776,076

Total Enhanced Fixed Income		353,405,139	380,628,837

Opportunistic Equity — (25.11)%

Algebris Global Financials Fund, L.P.[a,b,c]		13,276,982	13,950,064
Alphamosaic (U.S.), LLC-Series Cell No. 41 (Winton Capital Management Limited)[a,b]		5,000,000	5,004,004
Artis Partners 2X (Institutional), L.P.[a,b,c]		17,958,246	28,447,629
Ashoka Fund, L.P.[a,b]		12,000,000	12,263,393
Asian Century Quest Fund (QP), L.P.[a,b,c]		14,364,157	16,782,174
Biomedical Value Fund, L.P.[a,b]		1,459,060	1,682,741
Brevan Howard Emerging Markets Strategies Fund, L.P.[a,b,c]		11,620,921	11,125,947
Brevan Howard, L.P.[a,b,c]		15,137,159	15,564,113
Bridgewater All Weather 12%, LLC[a,b]		15,000,000	15,078,914
Bridgewater Pure Alpha Major Markets II, LLC[a,b]		10,000,000	10,176,365
CCM SPV II, LLC[a,b,e]		56,560	58,291
CRM Windridge Partners, L.P.[a,b,c]		8,513,693	9,918,882
D.E. Shaw Oculus Fund, LLC[a,b]		9,386,704	13,491,680
Drawbridge Global Macro Fund, L.P.[a,b,e]		96,671	89,020
Ellerston Global Equity Managers Fund (U.S.), L.P.[a,b,e]		235,150	332,846
Expo Health Sciences Fund, L.P.[a,b]		20,000,000	20,700,743
Gracie Capital, L.P.[a,b,e]		216,671	133,332
HealthCor, L.P.[a,b]		13,537,066	20,552,448
Miura Global Partners II, L.P.[a,b,c]		10,140,010	10,557,638
R.G. Niederhoffer Global Fund, L.P. Ia,b		19,222,391	14,795,840
Robeco Transtrend Diversified Fund, LLC[a,b]		5,000,000	4,868,783
Samlyn Onshore Fund, L.P.[a,b,c]		20,170,802	28,736,605
Sansar Capital Master Fund, L.P. Subsidiaries[a,b,e]		315,076	365,519

See notes to financial statements.

FOUR

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments

March 31, 2011 (continued)

Opportunistic Equity — (25.11)% (continued)	Cost	Fair Value

Sloane Robinson (Class C) International[a,b,c]	$7,457,674	$9,826,441
Sloane Robinson (Class G) Emerging[a,b,c]	12,281,970	19,054,393
TT Mid-Cap Europe Long/Short Fund Limited[a,b,c]	22,500,000	26,057,657
Valiant Capital Partners, L.P.[b,c]	21,137,147	32,697,878
Viking Global Equities, L.P.[a,b,c]	14,012,276	18,105,409
Visium Balanced Fund, L.P.[a,b]	18,969,942	22,925,460
Visium Special Holdings, LLC (Class A)[a,b,e]	175,331	250,182
Visium Special Holdings, LLC (Class B)[a,b,e]	143,851	192,588

Total Opportunistic Equity	319,385,510	383,786,979

Private Equity — (14.68)%

ABRY Advanced Securities Fund, L.P.[b]	5,443,516	7,451,398
ABRY Partners VI, L.P.[b]	6,354,654	7,356,156
Accel-KKR Capital Partners III, L.P.[b]	3,649,123	3,376,000
Actis Umbrella Fund, L.P.[b]	2,720,352	2,428,000
BDCM Opportunity Fund II, L.P.[b]	3,604,436	4,237,222
Brazos Equity Fund II, L.P.[b]	3,324,514	1,973,830
Brazos Equity Fund III, L.P.[b]	1,460,562	952,774
Carlyle Japan Fund II, L.P.[a,b]	1,544,374	1,443,388
Carlyle Partners V, L.P.[b]	6,107,443	7,283,438
CDH Venture Partners II, L.P.[b]	2,593,927	2,393,336
CDH Venture Partners IV, L.P.[a,b]	1,648,912	1,553,983
China Special Opportunities Fund III, L.P.[a,b]	43,982	0
Claremont Creek Ventures II, L.P.[a,b]	914,375	631,628
Claremont Creek Ventures, L.P.[a,b]	1,545,416	954,183
Crosslink Crossover Fund IV, L.P.[a,b]	3,345,919	6,159,638
Crosslink Crossover Fund V, L.P.[a,b]	9,495,464	12,015,744
CX Partners Fund Limited[b]	2,404,566	2,429,985
Dace Ventures I, L.P.[a,b]	2,139,802	1,918,692
Darwin Private Equity I, L.P.[b]	3,049,777	3,239,544
Encore Consumer Capital Fund, L.P.[b]	3,188,686	3,621,458
Exponent Private Equity Partners II, L.P.[b]	3,682,697	2,766,713
Fairhaven Capital Partners, L.P.[a,b]	2,428,097	1,778,626
Garrison Opportunity Fund II A, LLC[a,b]	379,967	389,070
Gavea Investment Fund II, L.P.[a,b]	850,000	2,624,471
Gavea Investment Fund III, L.P.[a,b]	18,400,000	27,832,632
Great Point Partners I, L.P. [a,b]	1,966,538	2,427,857
Halifax Capital Partners II, L.P.[b]	1,867,253	1,960,513
Hancock Park Capital III, L.P. [a,b]	3,000,000	3,700,000
Healthcor Partners Fund, L.P.[b,c]	1,758,995	1,464,861
Hillcrest Fund, L.P.[b]	3,431,105	2,876,364
Hony Capital Fund 2008, L.P.[a,b]	4,808,474	4,605,815
Integral Capital Partners VII, L.P.[a,b]	1,310,515	1,833,715
Integral Capital Partners VIII, L.P.[a,b]	10,000,000	9,249,058
J.C. Flowers III Co-Invest BTG, L.P.[a,b]	1,570,408	1,523,479
J.C. Flowers III, L.P.[a,b]	1,938,134	2,137,718

See notes to financial statements.

FIVE

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments

March 31, 2011 (continued)

Private Equity — (14.68)% (continued)	Cost	Fair Value

Lighthouse Capital Partners VI, L.P.[b]	$4,175,000	$4,359,481
Mid Europa Fund III, L.P.[b]	3,444,609	3,180,634
New Horizon Capital III, L.P.[b]	3,697,887	4,948,005
OCM European Principal Opportunties Fund, L.P.[a,b]	3,316,233	5,621,837
OCM Mezzanine Fund II, L.P.[a,b]	2,997,661	3,060,494
Orchid Asia IV, L.P.[b]	5,001,417	6,327,077
Private Equity Investment Fund V, L.P.[b]	5,020,792	4,388,405
Private Equity Investors Fund IV, L.P.[b]	3,266,374	2,869,238
Roundtable Healthcare Partners II, L.P.[b]	2,272,675	2,109,492
Roundtable Healthcare Management III, L.P.[a,b]	906,691	871,993
Saints Capital VI, L.P.[b]	6,424,826	6,965,637
Sanderling Venture Partners VI Co-Investment Fund, L.P.[b]	822,658	948,807
Sanderling Venture Partners VI, L.P.[b]	880,040	1,220,610
Sovereign Capital Limited Partnership III[a,b]	986,255	859,855
Sterling Capital Partners II, L.P.[b]	1,718,239	1,809,366
Sterling Capital Partners III, L.P.[a,b]	2,701,799	3,080,641
Sterling Group Partners III, L.P.[a,b]	600,626	404,335
Strategic Value Global Opportunities Fund I-A, L.P.[b]	4,515,614	4,911,495
Tenaya Capital V, L.P.[a,b]	2,773,740	3,600,888
The Column Group, L.P.[a,b]	2,408,428	2,351,701
The Founders Fund III, L.P.[a,b]	1,250,000	1,131,717
The Raptor Private Holdings, L.P.[a,b,e]	1,158,952	1,002,443
Tiger Global Investments Partners VI, LPa,b	2,175,000	2,483,267
Trivest Fund IV, L.P.[b]	3,626,605	3,692,109
VCFA Private Equity Partners IV, L.P.[b]	1,390,554	1,249,125
VCFA Venture Partners V, L.P.[b]	5,515,344	5,009,493
Voyager Capital Fund III, L.P.[a,b]	1,406,122	1,571,740
Westview Capital Partners II, L.P.[a,b]	2,102,194	2,351,709
Zero2IPO China Fund II, L.P.[a,b]	1,927,859	3,308,280

Total Private Equity	200,456,177	224,281,163

Real Estate — (7.61)%

Arminius Moat, L.P.[b]	5,014,467	5,725,114
Benson Elliot Real Estate Partners II, L.P.[a,b]	5,011,263	2,606,377
Carlyle Realty Distressed RMBS Partners, L.P.[b]	8,716,981	10,579,976
Colony Investors VII, L.P. [a,b]	3,045,480	956,521
Colony Investors VIII, L.P.[b]	7,890,747	3,539,528
DaVinci Corporate Opportunity Partners, L.P.[a,b]	3,832,176	737,194
Florida Real Estate Value Fund, L.P.[a,b]	999,648	939,963
Forum European Realty Income III, L.P.[a,b]	3,747,887	3,084,821
Garrison Opportunity Fund, LLC [a,b]	6,006,062	7,729,928
Greenfield Acquisition Partners V, L.P.[a,b]	4,381,818	4,483,922
GTIS Brazil Real Estate Fund, L.P.[a,b]	5,239,994	6,942,608
Phoenix Real Estate Fund (T), L.P.[a,b]	6,838,785	5,797,351
Northwood Real Estate Co-Investors[b]	734,897	745,197
Northwood Real Estate Partners[b]	2,388,734	2,114,257

See notes to financial statements.

SIX

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments

March 31, 2011 (concluded)

Real Estate — (7.61)% (continued)	Cost	Fair Value

ORBIS Real Estate Fund Ia,b	$3,103,047	$2,332,719
Patron Capital, L.P. III[a,b]	3,598,363	3,027,213
Phoenix Real Estate Fund PTE Limited[b]	6,437,093	7,958,421
Rockwood Capital Real Estate Partners Fund VII, L.P.[a,b]	5,000,000	1,472,938
Security Capital-Preferred Growth, LLC[b,e]	1,371,234	517,872
Square Mile Lodging Opportunity Partners, L.P.[a,b]	1,786,878	1,783,090
Square Mile Partners III, L.P.[a,b]	6,790,311	6,773,177
TCW Special Mortgage Credits Fund II, L.P.[a,b]	12,819,614	23,713,429
Transwestern Mezzanine Realty Partners II, LLC[b]	2,097,921	562,600
Transwestern Mezzanine Realty Partners III[b]	3,571,622	1,903,746
WCP Real Estate Fund I, L.P.[a,b]	4,823,940	4,556,665
WCP Real Estate Strategies Fund, L.P.[a,b,e]	8,971,303	5,690,785

Total Real Estate	124,220,265	116,275,412

Total investments in Adviser Funds, Exchange Traded Funds and Mutual Funds (cost $1,362,898,978)		1,517,119,260

Short-Term Investments — (1.70)%
Federated Prime Obligations Fund #10, 0.15%[d]	25,933,291	25,933,291

Total Short-Term Investments (cost $25,933,291)		25,933,291

Total Investments (cost $1,388,832,269) (100.98)%		1,543,052,551
Liabilities in excess of other assets (-0.98)%		(14,919,009)

Partners’ capital — (100.00)%		$1,528,133,542

[a]	Non-income producing.
[b]	Adviser Fund is issued in private placement transactions and as such are restricted as to resale.
[c]	Securities held in custody by US Bank N.A., as collateral for a credit facility (see Note 8). The total cost and fair value of these securities was $289,382,045 and $370,342,047 respectively.

[d]	The rate shown is the annualized 7-day yield as of March 31, 2011.

[e]	The Adviser Fund has imposed gates on or has restricted redemptions from Adviser Funds.
HOLDRS – Holding Company Depository Receipts

Total cost and fair value of restricted Adviser Funds as of March 31, 2011 was $1,298,059,586 and $1,447,598,364, respectively.

See notes to financial statements.

SEVEN

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

March 31, 2011

Assets
Investments in Adviser Funds, Exchange Traded Funds and Mutual Funds, at fair value (cost $1,362,898,978)	$1,517,119,260
Investments in short-term investments, at fair value (cost $25,933,291)	25,933,291
Cash	8,009,191
Receivable from redemption of Adviser Funds, Exchange Traded Funds and Mutual Funds	59,327,439
Investment in Adviser Funds, Exchange Traded Funds and Mutual Funds paid in advance	30,988,239
Dividends and interest receivable	3,586
Prepaid assets	1,520

Total assets	$1,641,382,526

Liabilities and partners’ capital
Withdrawals payable	$82,900,860
Contributions received in advance	28,431,226
Management fee payable	1,343,578
Professional fees payable	244,799
Risk management fees payable	155,099
Accounting and administration fees payable	101,468
Line of credit fees payable	53,333
Printing fees payable	9,628
Custodian fees payable	8,863
Other expenses payable	130

Total liabilities	113,248,984

Partners’ capital	1,528,133,542

Total liabilities and partners’ capital	$1,641,382,526

Components of Partners’ capital
Capital contributions (net)	$1,473,356,303
Accumulated net investment loss	(26,865,872)
Accumulated net realized loss	(72,577,171)
Accumulated net unrealized appreciation on investments	154,220,282

Partners’ capital	$1,528,133,542

See notes to financial statements.

EIGHT

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Statement of Operations

For the year ended March 31, 2011

Investment income
Dividends	$25,164,129
Interest	67,377

Total investment income	25,231,506

Operating expenses
Management fee	15,008,079
Line of credit fees	1,238,084
Accounting and administration fees	1,095,252
Risk management expense	716,600
Professional fees	411,787
Interest expense	176,915
Custodian fees	116,099
Compliance consulting fees	30,000
Insurance expense	15,198
Other expenses	91,947

Total operating expenses	18,899,961

Net investment income	6,331,545

Net realized gain and change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	22,108,617
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	74,732,748

Net realized gain and change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	96,841,365

Net increase in partners’ capital resulting from operations	$103,172,910

See notes to financial statements.

NINE

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Statements of Changes in Partners’ Capital

For the years ended March 31, 2010 and 2011

	General	Limited	Total
	Partners’	Partners’	Partners’
	Capital	Capital	Capital

Partners’ capital, at March 31, 2009	$—	$1,149,124,025	$1,149,124,025
Capital contributions	—	287,748,673	287,748,673
Capital withdrawals	—	(222,834,766)	(222,834,766)
Net investment loss	—	(11,036,943)	(11,036,943)
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	—	9,694,603	9,694,603
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	—	198,473,425	198,473,425

Partners’ capital, at March 31, 2010*	$—	$1,411,169,017	$1,411,169,017
Capital contributions	—	306,549,492	306,549,492
Capital withdrawals	(323,877)	(292,434,000)	(292,757,877)
Net investment income	—	6,331,545	6,331,545
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	—	22,108,617	22,108,617
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	—	74,732,748	74,732,748
Performance allocation	323,877	(323,877)	—

Partners’ capital, at March 31, 2011**	$—	$1,528,133,542	$1,528,133,542

*	Including accumulated net investment loss of $33,197,417.

**	Including accumulated net investment loss of $26,865,872.

See notes to financial statements.

TEN

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Statement of Cash Flows

For the year ended March 31, 2011

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$103,172,910
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Purchase of Adviser Funds, Exchange Traded Funds and Mutual Funds	(458,848,049)
Proceeds from redemptions of Adviser Funds, Exchange Traded Funds and Mutual Funds	408,847,074
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	(22,108,617)
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	(74,732,748)
Net purchases of short-term investments	(11,974,633)
Decrease in investments in Adviser Funds, Exchange Traded Funds and Mutual Funds paid in advance	2,074,835
Increase in receivable from redemption of Adviser Funds, Exchange Traded Funds and Mutual Funds	(2,968,532)
Increase in dividends and interest receivable	(1,522)
Increase in prepaid assets	(1,520)
Increase in management fee payable	136,782
Increase in professional fees payable	10,616
Increase in risk management fees payable	3,506
Increase in accounting and administration fees payable	15,423
Decrease in line of credit fees payable	(111,089)
Decrease in printing fees payable	(26,419)
Increase in custodian fees payable	229
Decrease in withholding tax payable	(103)
Decrease in other expenses payable	(5,538)

Net cash used in operating activities	(56,517,395)

Cash flows from financing activities:
Capital contributions	309,098,010
Capital withdrawals	(245,714,213)
Line of credit borrowings	78,000,000
Line of credit repayments	(78,000,000)

Net cash provided by financing activities	63,383,797

Net change in cash	6,866,402

Cash at beginning of year	1,142,789

Cash at end of year	$8,009,191

Supplemental Disclosure of Interest Expense Paid	$176,915

See notes to financial statements.

ELEVEN

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011

1.	Organization
Hatteras Master Fund, L.P. (the “Master Fund”) was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on January 1, 2005. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Hatteras Investment Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The primary objective of the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments through investments in the six asset classes of Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity, and Energy and Natural Resources. The Master Fund’s objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objectives, the Master Fund provides its limited partners (each, a “Limited Partner” and together, the “Limited Partners”) with access to a broad range of investment strategies, asset categories, and trading Advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions. The Master Fund invests with each Adviser either by becoming a participant in an investment vehicle operated by the Adviser (an “Adviser Fund”) which includes exchange traded funds (“ETFs”), hedge funds, and investment funds or by placing assets in an account directly managed by the Adviser.

Hatteras Investment Management LLC, a Delaware limited liability company, serves as the General Partner of the Master Fund (the “General Partner”). The General Partner is an affiliate of the Investment Manager. The General Partner has appointed a Board of Directors (the “Board”) and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund’s business.

2.	Significant Accounting Policies
The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Basis of Accounting
The Master Fund’s accounting and reporting policies conform with accounting principles generally accepted within the United States of America (“GAAP”).

b.	Cash
Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c.	Valuation of Investments
Investments held by the Master Fund include:

•	Investments in Adviser Funds — The Master Fund will value interests in the Adviser Funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Adviser Funds are subject to the terms of the Adviser Funds’ offering documents. Valuations of the Adviser Funds may be subject to estimates and are net of

TWELVE

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011 (continued)

2.	Significant Accounting Policies (CONTINUED)

c.	Valuation of Investments (continued)

management and performance incentive fees or allocations payable to the Adviser Funds’ investment managers as required by the Adviser Funds’ offering documents. If the Investment Manager determines that the most recent value reported by any Adviser Fund does not represent fair value or if any Adviser Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The interests of some Adviser Funds, primarily investments in private equity funds, may be valued less frequently than the calculation of the Master Fund’s net asset value. Therefore, the reported performance of the Adviser Fund may lag the reporting period of the Master Fund. The Investment Manager has established procedures for reviewing the effect on the Master Fund’s net asset value due to this lag in reported performance of the Adviser Funds.

•	Investments in Exchange Traded Funds and Mutual Funds — Securities traded on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.

The Master Fund classifies its assets and liabilities that are reported at fair value into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term from Adviser Funds, etc.)

•	Level 3 — significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments)

THIRTEEN

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011 (continued)

2.	Significant Accounting Policies (CONTINUED)

c.	Valuation of Investments (continued)

	Level 1	Level 2	Level 3	Total

Absolute Return	$—	$133,686,968	$66,267,190	$199,954,158
Energy and Natural Resources	23,744,820	93,230,932	95,216,959	212,192,711
Enhanced Fixed Income	45,776,076	189,090,523	145,762,238	380,628,837
Opportunistic Equity	—	277,994,786	105,792,193	383,786,979
Private Equity	—	—	224,281,163	224,281,163
Real Estate	—	—	116,275,412	116,275,412
Short-Term Investment	25,933,291	—	—	25,933,291

Total	$95,454,187	$694,003,209	$753,595,155	$1,543,052,551

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Balance			Change in			Balance
	as of	Transfers	Net	Unrealized			as of
	March 31,	out of	Realized Gain	Appreciation/	Gross	Gross	March 31,
Investments	2010	Level 3*	(Loss)	(Depreciation)	Purchases	Sales	2011

Absolute Return	$92,378,347	$—	$52,840	$2,597,684	$2,501,151	$(31,262,832)	$66,267,190
Energy & Natural Resources	80,693,617	—	1,063,018	6,185,177	27,111,482	(19,836,335)	95,216,959
Enhanced Fixed Income	193,782,504	(20,645,548)	4,599,924	9,232,181	25,000,000	(66,206,823)	145,762,238
Opportunistic Equity	107,062,127	—	5,531,434	3,762,896	25,093,698	(35,657,962)	105,792,193
Private Equity	163,411,376	—	406,671	18,985,207	66,941,996	(25,464,087)	224,281,163
Real Estate	94,576,160	—	(221,014)	14,310,769	23,216,652	(15,607,155)	116,275,412

Total Investments	$731,904,131	$(20,645,548)	$11,432,873	$55,073,914	$169,864,979	$(194,035,194)	$753,595,155

*	Transfers into or out of Level 3 are represented by their balance as of the beginning of the period.
**	Transfers into Level 3 usually result from Adviser Funds imposing gates or suspending redemptions; transfers out of Level 3 generally occur when lock-up periods on investments in Adviser Funds are lifted.

The net realized gain (loss) and change in unrealized appreciation/(depreciation) in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/(depreciation) from Level 3 investments held at March 31, 2011 is $67,584,624.

Adviser Funds categorized as Level 3 assets, with a fair value totaling $48,942,957, have imposed gates or suspended redemptions. Gates were imposed or redemptions were suspended for these Adviser Funds during a period ranging from October 2008 to March 2011. It is generally not known when these restrictions will be lifted.

FOURTEEN

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011 (continued)

2.	Significant Accounting Policies (CONTINUED)

c.	Valuation of Investments (continued)

		Fair	Unfunded			Notice	Redemption
		Value	Commitments	Remaining	Redemption	Period	Restrictions
Investment Category	Investment Strategy	(in 000’s)	(in 000’s)	Life*	Frequency*	(in Days)*	Terms*

Opportunistic Equity(a)	Investments in a variety of global markets across all security types.	$383,787	N/A	N/A	Monthly- Annually	5-120	0-3 years; Up to 6% redemption fee

Enhanced Fixed Income(b)	Investments in non-traditional fixed income securities.	$380,629	N/A	N/A	Monthly- Rolling 3 years	0-185	0-3 years; Up to 5% redemption fee

Absolute Return(c)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$199,954	N/A	N/A	Monthly-Annually	0-92	0-2 years; Up to 6% redemption fee

Energy & Natural Resources(d)	Investments with exposure to non-energy natural resources.	$212,193	$80,910	Up to 10 years	Quarterly	90-180	0-10 years; Up to 3% redemption fee

Private Equity(e)	Investments in nonpublic companies.	$224,281	$158,996	Up to 10 years	N/A	45-180	0-10 years; Up to 3% redemption fee

Real Estate(f)	Investments in REIT’s, private partnerships, and various real estate related mortgage securities.	$116,275	$60,146	Up to 10 years	Monthly- Quarterly	45-60	0-10 years; Up to 3% redemption fee

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Adviser Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Adviser Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Adviser Funds, would generally be the net asset value as provided by the Adviser Fund or its administrator. For each of the categories below, the fair value of the Adviser Funds has been estimated using the net asset value of the Adviser Funds.

(a)	This category includes Adviser Funds that invest in all global markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. Adviser Funds in this category are typically private funds and may include global long/short equity funds, global macro funds, and commodity trading advisors (“CTA’s”).
(b)	This category includes Adviser Funds that invest primarily in the following sectors: secured leveraged loans, high yield bonds, distressed debt, structured credit, and global debt (typically less efficient areas of the global fixed income markets than traditional fixed income strategies). Generally these sectors may be heavily weighted to certain industries such as telecom and technology with lower credit rating ranges (including leveraged buyouts), may include distressed debt strategies and may include restricted securities and securities that may not be registered for which a market may not be readily available.

(c)	This category includes Adviser Funds that invest using two primary styles (Event-Driven and Relative Value). Event-Driven strategies typically will include investments in common and preferred equities and various types of debt (often based on the probability that a particular even will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

(d)	This category includes Adviser Funds that are registered investment companies or managers that invest in publicly-traded energy companies; and private partnerships that make direct investments in private or (sometimes) smaller publicly-traded energy companies. Other Adviser Funds in this category may invest in assets with exposure to non-energy natural resources, including gold and other precious metals, industrial metals, and agricultural commodities. The Adviser Funds may include private funds invested in long/short equities, CTA’s trading contracts on

FIFTEEN

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011 (continued)

2.	Significant Accounting Policies (CONTINUED)

c.	Valuation of Investments (continued)

agricultural commodities and private partnerships with private investments in their portfolios. The estimated remaining life of the investments in this asset class is greater than six years.

(e)	This category includes private equity funds that invest primarily in companies in need of capital. These Adviser Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Adviser Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount. Less than a quarter of the investments in this asset class have an estimated remaining life of less than three years; the majority of the remaining investments in this asset class have an estimated remaining life of greater than six years.

(f)	This category includes Adviser Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate. Less than a fifth of the investments in this asset class have an estimated remaining life of between three and six years; the remaining investments in this asset class have an estimated remaining life of greater than six years.

d.	Investment Income
Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund. Investments in short-term investments, mutual funds, and ETF’s are recorded on trade date basis. Investments in Adviser Funds are recorded on subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses on Adviser Fund redemptions are determined on identified cost basis.

The Adviser Funds generally do not make regular cash distributions of income and gains and are therefore considered non-income producing securities. Disbursements received from Adviser Funds are accounted for as a reduction to cost.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

e. Master Fund Expenses
The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; directors’ fees; interest expenses and commitment fees on credit facilities; and expenses of meetings of the Board.

SIXTEEN

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011 (continued)

2.	Significant Accounting Policies (CONTINUED)

f. Income Taxes
The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund’s profit and loss.

The Master Fund has reviewed any potential tax positions as of March 31, 2011 and has determined that it does not have a liability for any unrecognized tax benefits. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Master Fund did not incur any material interest or penalties. For the years ended December 31, 2007 through December 31, 2010 the Master Fund is open to examination by U.S. federal tax authorities and state tax authorities. Due to the timing of tax information received from the Adviser Funds, tax basis reporting is not available as of the balance sheet date.

g. Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Partner’s Capital from operations during the reporting period. Actual results could differ from those estimates.

3.	Allocation of Partners’ Capital
Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to the Master Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

4.	Repurchase of Partners’ Interests
The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager generally recommends to the Board that the Master Fund offer to repurchase interests from Limited Partners on a quarterly basis as of the valuation date at the end of each calendar quarter. The Master Fund will not offer repurchases of interests of more than 20% its net asset value in any quarter. The Master Fund does not intend to distribute to the Limited Partners any of the Master Fund’s income, but generally expects to reinvest substantially all income and gains allocable to the Limited Partners.

5.	Management Fees, Performance Allocation, and Related Party Transactions
The Investment Manager is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Investment Manager is responsible for developing,

SEVENTEEN

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011 (continued)

5.	Management Fees, Performance Allocation, and Related Party Transactions (CONTINUED)

implementing and supervising the Master Fund’s investment program. In consideration for such services, the Master Fund pays the Investment Manager a management fee equal to 1.00% on an annualized basis of the aggregate value of its partners’ capital determined as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

The General Partner is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Funds at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the last calendar year (“the Performance Allocation”). The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. For the year ended March 31, 2011 the General Partner received a Performance Allocation in the amount of $323,877.

Hatteras Capital Distributors LLC (“HCD”), an affiliate of the Investment Manager, serves as the Master Fund’s private placement agent. HCD receives a distribution fee from the Investment Manager equal to 0.10% on an annualized basis of the net assets of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

Each member of the Board who is not an “interested person” of the Master Fund (the “Independent Board”), as defined by the 1940 Act, receives an annual retainer of $30,000. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

6.	Accounting, Administration, and Custodial Agreement
In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays J.D. Clark & Company, a division of UMB Fund Services, Inc. (the “Administrator”) an administration fee based on the month-end partners’ capital of the Master Fund. The Administrator also provides regulatory administrative services, transfer agency functions, and shareholder services at an additional cost. For the year ended March 31, 2011, the total accounting and administration fees were $1,095,252.

UMB Bank, N.A. serves as custodian of the Master Fund’s assets and provides custodial services for the Master Fund, except for collateral held for the Master Fund’s credit facility, as described below in Note 8.

7.	Investment Transactions
Total purchases of Adviser Funds for the year ended March 31, 2011 amounted to $458,848,049. Total proceeds from redemptions of Adviser Funds for the year ended March 31, 2011 amounted to $408,847,074. The cost of investments in Adviser Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Adviser Funds. The Master Fund relies upon actual and estimated tax information provided by the Adviser Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2011.

The Master Fund invests substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods.

EIGHTEEN

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011 (continued)

8.	Credit Facility
The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $120,000,000 which is secured by certain interests in Adviser Funds. A fee of 115 basis points per annum is payable monthly in arrears on the unused portion of the facility, while the interest rate charged on borrowings is the London Interbank Offer Rate plus a spread of 200 basis points. Collateral for the new facility is held by U.S. Bank N.A. as custodian. Interest and fees incurred for the year ended March 31, 2011 are disclosed in the accompanying Statement of Operations. At March 31, 2011, the Master Fund had $53,333 payable on the unused portion of Facility. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under all facilities for the year ended March 31, 2011 was 2.34%, $896,552, and $38,000,000, respectively.

9.	Indemnification
In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	Commitments
As of March 31, 2011, the Master Fund had outstanding investment commitments to Adviser Funds totaling approximately $300,052,000. Five Adviser Funds in the Private Equity Investment Strategy have commitments denominated in Euros, three Adviser Funds have commitments denominated in Pound Sterling, and two Adviser Funds have commitments denominated in Japanese Yen. At March 31, 2011, the unfunded commitments for these Adviser Funds totaled 9,158,903 EUR, 7,617,565 GBP and 429,510,110 JPY, respectively. At March 31, 2011, the exchange rate used for the conversion was 1.417 USD/EUR, 1.604 USD/GBP and 83.174 JPY/USD. The U.S. Dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

11.	Risk Factors
An investment in the Master Fund involves significant risks, including leverage risk, interest rate risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund generally does not employ leverage. However, certain Adviser Funds may employ leverage, either synthetically or through borrowed funds, which can enhance returns or increase losses on smaller changes in the value of an underlying investment. Adviser Funds that invest in fixed income securities may be subject to interest rate risk, where changes in interest rates affect the value of the underlying fixed income investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Adviser Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Investment Manager on behalf of the Master Fund. Adviser Funds may have initial lock-up periods, the ability to suspend redemptions, or employ the use of side pockets, all of which may affect the Master Fund’s liquidity in the Adviser Fund.

Adviser Funds generally require the Investment Manager to provide advanced notice of its intent to redeem the Master Fund’s total or partial interest and may delay or deny a redemption request depending on the Adviser Funds’

NINETEEN

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011 (continued)

11. Risk Factors (CONTINUED)

governing agreements. Interests in the Master Fund provide limited liquidity since Limited Partners will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore, investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

12.	Financial Highlights
The financial highlights are intended to help an investor understand the Master Fund’s financial performance. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner’s results may vary from those shown below due to the timing of capital transactions and performance allocation.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly Limited Partners’ capital.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

	For the Year Ended March 31,
	2011	2010	2009	2008	2007

Total return before Performance Allocation	6.91%	16.24%	(20.45)%	3.74%	9.31%
Total return after Performance Allocation	6.89%	16.24%	(20.45)%	3.74%	9.31%
Partners’ capital, end of year (000’s)	$1,528,134	$1,411,169	$1,149,124	$1,050,585	$432,120
Portfolio turnover	25.12%	23.12%	22.57%	9.54%	14.03%

Ratio of net investment income (loss), excluding Performance Allocation	0.43%	(0.84)%	(0.90)%	(0.72)%	(0.96)%

Ratio of other operating expenses to average net assets	1.17%	1.23%	1.22%	1.27%	1.36%
Ratio of credit facility fees and interest expense to average net assets	0.10%	0.06%	0.03%	0.05%	0.03%

Operating expenses, excluding Performance Allocation	1.27%	1.29%	1.25%	1.32%	1.39%
Performance Allocation*	0.02%	0.00%	0.00%	0.00%	0.00%

Total operating expenses and Performance Allocation	1.29%	1.29%	1.25%	1.32%	1.39%

*	Prior to July 1, 2008 Performance Allocation was calculated at the Feeder Fund level.

13. Subsequent Events
Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial

TWENTY

hatteras master fund, l.p.
(a Delaware Limited Partnership)

Notes to Financial Statements

For the year ended March 31, 2011 (concluded)

13. Subsequent Events (CONTINUED)

statements except for the following: effective April 1, 2011 and May 1, 2011, there were additional capital contributions of $28,431,226 and $15,576,293, respectively.

The Investment Manager recommended to the Board that a tender offer in an amount of up to approximately 10.00% of the net assets of the Master Fund be made for the quarter ending June 30, 2011 to those partners who elect to tender their interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of the tender offer’s expiration date of May 9, 2011 totaling approximately $79,300,000.

TWENTY-ONE

hatteras master fund, l.p.
(a Delaware Limited Partnership)

BOARD OF DIRECTORS
(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information, as of March 31, 2011, is set forth below. The business address of each Director is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

			Principal Occupation(s)	Number of
	Position(s)		During Past 5 Years	Portfolios in
Name &	Held with the	Length of	and Other Directorships	Fund Complex
Date of Birth	Master Fund	Time Served	Held by Director	Overseen by Director

INTERESTED DIRECTOR

David B. Perkins* July 18, 1962	President and Chairman of the Board of Directors of the Master Fund	Since Inception	Mr. Perkins has been Chairman of the Board of Directors and President of the Master Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras and its affiliated entities. He founded the firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	15

INDEPENDENT DIRECTORS

H. Alexander Holmes May 4, 1942	Director; Audit Committee Member of the Master Fund	Since Inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	15

Steve E. Moss February 18, 1953	Director; Audit Committee Member of the Master Fund	Since Inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	15

Gregory S. Sellers May 5, 1959	Director; Audit Committee Member of the Master Fund	Since Inception	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer.	15

Daniel K. Wilson June 22, 1948	Director; Audit Committee Member of the Master Fund	Since June 2009	Mr. Wilson was Executive Vice President and Chief Financial Officer of Parksdale Mills, Inc. from 2004 - 2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	9

*	Mr. Perkins is deemed to be an “interested” Director of the Master Fund because of his affiliations with the Investment Manager.

TWENTY-TWO

hatteras master fund, l.p.
(a Delaware Limited Partnership)

FUND MANAGEMENT
(Unaudited)

Set forth below is the name, age, position with the Master Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2011, of each of the persons currently serving as Executive Officers of the Master Fund. The business address of each officer is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

			Principal Occupation(s)	Number of
	Position(s)		During Past 5 Years	Portfolios in
Name &	Held with the	Length of	and Other Directorships	Fund Complex
Date of Birth	Master Fund	Time Served	Held by Officer	Overseen by Officer

OFFICERS

J. Michael Fields July 14, 1973	Secretary of each Fund in the Fund Complex	Since 2008	Prior to becoming Secretary of each of the funds in the Fund Complex, Mr. Fields was Treasurer of each of the funds in the Fund Complex. Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.	N/A

Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras in November 2007 and became Chief Compliance Officer of each of the funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer with U.S. Bancorp Fund Services, LLC.	N/A

Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras in March 2008 and became Treasurer of each of the funds in the Fund Complex in December 2008. Mr. Baker serves as the Chief Financial Officer of the Investment Manager and its affiliates. Prior to joining Hatteras, Mr. Baker worked for Smith Breeden Associates, an investment advisor located in Durham, NC. At Smith Breeden, Mr. Baker served as Vice President of Portfolio Accounting, Performance Reporting, and Fund Administration.	N/A

TWENTY-THREE

hatteras master fund, l.p.
(a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

Annual Renewal of Investment Management Agreement
At a meeting of the Board of the Master Fund held on February 23, 2011, by a unanimous vote, the Board of the Master Fund, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, approved the continuation of the Investment Management Agreement (the “Agreement”) for a period ending May 31, 2011. The Board of the Master Fund also considered and approved the further continuation of the Agreement for an additional year at a subsequent meeting on May 24, 2011. A discussion regarding the basis for the Board of the Master Fund’s approval of the Agreement at its May 24, 2011 meeting will be available in the Funds’ Semi-Annual Report to Partners for the period ending September 30, 2011.

In advance of the February 23, 2011 meeting, the Independent Directors requested and received extensive materials from the Investment Manager to assist them in considering the renewal of the Agreement. The Independent Directors reviewed reports from third parties and the Investment Manager relating to the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Agreement, nor were the items described herein all encompassing of the matters considered by the Board.

Nature, Extent and Quality of Services
The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Investment Manager to the Master Fund under the Agreement, including the selection of Master Fund investments, allocation of Master Fund investments by type, geography, sub-strategy, evaluation of risk exposure and risk controls, experience and training of the Investment Manager’s investment professionals, and day-to-day portfolio management and general investment selection. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Investment Manager under the Agreement, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of the Investment Manager who provide the investment advisory and administrative services to the Master Fund. The Board determined that the Investment Manager’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of each Master Fund investment. The Investment Manager confirmed that this information had not changed materially since the Board last voted to continue the Agreement in February 2010.

The Board noted that the Multi-Strategy Fund’s performance during 2010 exceeded that of four of the five competing funds selected by management.

The Board concluded that the overall quality of the advisory and administrative services was satisfactory.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers
The Board reviewed the advisory fee rates and expected total expense ratio of the Master Fund. The Board also considered the annual Fund Servicing Fees to be paid to the Investment Manager, the sales charges as outlined in the applicable distribution agreement to be paid to an affiliate of the Investment Manager and the related expense limitation agreements (the “Expense Limitation Agreement”), which provide that the total annual expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Feeder Funds, any acquired fund fees and expenses, as well as any performance allocation payable by the Feeder Funds or the Master Fund), calculated on a monthly basis, will not exceed 2.35% for the Multi-Strategy Fund, L.P. and the Multi-Strategy TEI Fund, L.P. and 1.75% for the Multi-Strategy Institutional Fund, L.P. and the Multi-

TWENTY-FOUR

hatteras master fund, l.p.
(a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited) (concluded)

Strategy TEI Institutional Fund, L.P. annually (the “Expense Limitation”). The Directors noted that the Expense Limitation Agreements allow the Feeder Funds to carry forward, for a period not to exceed (3) three years from the date on which a reimbursement is made by the Investment Manager, any expenses in excess of the Expense Limitation and repay the Investment Manager such amounts, provided the Feeder Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation. The Board compared the management fee, performance allocation and pro-forma total expense ratio for the Master Fund with various comparative data, including a report prepared by Lipper of other comparable registered funds-of-hedge-funds and other similar funds. The Board noted that the fees were within range of competitor products. The Board also reviewed an income statement, showing a level of the Investment Manager’s profitability that the Board did not deem excessive.

The Board concluded that the management fees paid by the Master Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

Breakpoints and Economies of Scale
The Board reviewed the structure of the investment management fees. The Board did not believe that breakpoints were appropriate given the size of the Master Fund. The Board noted that, given the Master Funds’ investment objectives and strategies, the Master Fund would probably close to new investors before breakpoints would become practical.

Profitability of Investment Manager and Affiliates
As described above, the Board reviewed income statements prepared by management. The Board determined that the Investment Manager did not earn excessive profits.

Fall-Out Benefits
The Board reviewed and considered the Fund Servicing Fee and any sales charges.

General Conclusion
Based on its consideration of all factors that it deemed material, and assisted by the advice of counsel, the Board concluded it would be in the best interest of the Funds and their investors to approve the Agreement for an additional three-month term.

Proxy Voting
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the period ended June 30, 2010 is available at www.sec.gov and by calling 1-800-504-9070 and may be obtained at no additional charge.

Availability of Quarterly Portfolio Schedules
The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TWENTY-FIVE

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hatteras master funds
(each a Delaware Limited Partnership)

Privacy Policy

(Unaudited)

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ’ personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Does Hatteras Funds
Reasons we can share your personal information	share?	Can you limit this sharing?
For our everyday business purposes –	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don’t share
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –	Yes	No
information about your transactions and experiences

For our affiliates’ everyday business purposes –	No	We don’t share
information about your creditworthiness

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

TWENTY-SEVEN

hatteras master funds
(each a Delaware Limited Partnership)

Privacy Policy

(Unaudited) (continued)

What we do
Who is providing this notice?	Funds advised by Hatteras entities. A complete list is included below.

How does Hatteras Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?	We collect your personal information, for example, when you
▪ open an account
▪ provide account information
▪ give us your contact information
▪ make a wire transfer
▪ tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

▪ sharing for affiliates’ everyday business purposes — information about your creditworthiness
▪ affiliates from using your information to market to you
▪ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Our affiliates include companies with a Hatteras name, such as Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Alternative Mutual Funds, LLC, registered investment advisers; Hatteras Capital Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras entities such as Hatteras Multi-Strategy 3(c)(1) Fund, L.P., Hatteras Multi-Strategy Offshore Fund, Ltd., Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪ Hatteras Funds doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

▪ Hatteras Funds doesn’t jointly market.

List of funds providing this notice

Hatteras Master Fund, L.P., Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund, L.P., Hatteras Multi-Strategy TEI Institutional Fund, L.P., Hatteras Ramius Advantage Fund, Hatteras Ramius Advantage Institutional Fund, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Underlying Funds Trust, and Hatteras Alternative Mutual Funds Trust

TWENTY-EIGHT

Hatteras Multi-Strategy Funds
8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615

Investment Advisor And Fund Servicing Agent
Hatteras Investment Partners, LLC
8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1700 Market Street, 25th Floor
Philadelphia, PA 19103

Fund Counsel
Drinker Biddle & Reath LLP
One Logan Square
Ste. 2000
Philadelphia, PA 19103-6996

Administrator And Fund Accountant
J.D. Clark & Company
1400 North Providence Road, Suite 200
Media, PA 19063-2043

Custodians
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Distributor
Hatteras Capital Distributors, LLC
8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615

8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Tel 866.388.6292 Fax 919.846.3433	www.hatterasfunds.com

ITEM 2. CODE OF ETHICS.
     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.
     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
As of the end of the period covered by the report, the registrant’s board of directors has determined that Messrs. Steve E. Moss, H. Alexander Holmes, Gregory S. Sellers and Daniel K. Wilson are each qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Audit Fees
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $10,500 for 2010 and $10,500 for 2011.

Audit-Related Fees
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.
Tax Fees
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2010 and $0 for 2011.
All Other Fees
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.
  (e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
          The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.
  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
               (b) 0%
               (c) 0%
               (d) 0%
     (f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
     (g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.
     (h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Proxy Voting Policies are attached herewith.
HATTERAS INVESTMENT PARTNERS LLC
HATTERAS MASTER FUND, L.P.
HATTERAS MULTI-STRATEGY FUND, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.
HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P.
HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.
PROXY VOTING POLICY
This statement sets forth the policy of Hatteras Investment Partners, LLC (“Hatteras”) with respect to the exercise of corporate actions and proxy voting authority of client accounts.
The Funds and other advisory clients of Hatteras invest, directly or indirectly, substantially all of their assets in securities of pooled investment vehicles or separate accounts, which are private partnerships, limited liability companies or similar entities managed by third-party investment managers (collectively, “Advisor Funds”). These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. To the extent that we or our clients receive notices or proxies from Advisor Funds (or receive proxy statements or similar notices in connection with any other portfolio securities), Hatteras has proxy voting responsibilities.
With respect to proxies issued by Hatteras Master Fund, L.P. (the “Master Fund”), the feeder funds which invest in the Master Fund have delegated proxy voting authority to Hatteras. Hatteras will vote proxies in a manner that it deems to be in the best interests of the Funds. In general, the Investment Manager believes that voting proxies in accordance with the policies described below will be in the best interests of its clients. If an analyst, trader or partner of the Hatteras believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of a client, the proxy will be referred to Hatteras’ Chief Compliance Officer for a determination of how such proxy should be voted.

Hatteras will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. Hatteras will generally vote in favor of management or shareholder proposals that Hatteras believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.
On non-routine matters, Hatteras will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of Hatteras’ clients.
If a proxy includes a matter to which none of the specific policies described above or in Hatteras’ stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to Hatteras’ Chief Compliance Officer for a determination of how such proxy should be voted.
In exercising its voting discretion, Hatteras and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on by Hatteras Master Fund, L.P., Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund, L.P. or Hatteras Multi-Strategy TEI Institutional Fund, L.P. (the “Registered Funds”) presents an actual or potential conflict of interest involving Hatteras (or an affiliate of Hatteras), any issuer of a security for which Hatteras (or an affiliate of Hatteras) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom Hatteras (or an affiliate of Hatteras) has an existing material contract or business relationship not entered into in the ordinary course of business (Hatteras and such other persons having an interest in the matter being called “Interested Persons”), Hatteras will make written disclosure of the conflict to the Independent Directors of the applicable Fund(s) indicating how Hatteras proposes to vote on the matter and its reasons for doing so. If the Investment Manager does not receive timely written instructions as to voting or non-voting on the matter from the applicable Registered Fund’s Independent Directors, Hatteras may take any of the following actions which it deems to be in the best interests of the Fund: (1) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (2) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (3) refrain from voting on the matter.
The Registered Fund each are required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each of the Registered Fund’s Form N-PX filing is available: (1) without charge, upon request, by calling (800) 504-9070; or (2) by visiting the SEC’s website at www.sec.gov.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
               The following table provides biographical information about the members of the Investment Committee of Hatteras Investment Partners LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of the Master Fund as of June 6, 2011:

		Length of		Role of
		Time of		Investment
Name of Investment		Service to		Committee
Committee Member	Title	the Fund	Business Experience During the Past 5 Years	Member
Mark W. Yusko	Chief Investment Officer of Hatteras Multi-Strategy Funds	Since inception	Mr. Yusko has been Chief Investment Officer of the Multi-Strategy Funds since inception and President and Chief Executive Officer of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.	Asset allocation; underlying manager selection; and portfolio construction.

David B. Perkins	Founder and Chairman of the Investment Manager and President of the Fund	Since inception	Mr. Perkins has been Chairman of the Board of Directors and President of the Fund since inception. Mr. Perkins is the Founder and Chairman of Hatteras and its affiliated entities. He founded the firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	Strategic recommendations and portfolio oversight.

Joshua E. Parrott	Director of Public Investments of the Investment Manager	Since inception	Mr. Parrott joined the Investment Manager in March 2004 and is currently Director of Public Investments. Previously, Mr. Parrott was employed as an Analyst by Dialectic Capital Management in 2003 and as a Financial Advisor at Morgan Stanley from February 1999 to March 2003.	Portfolio management and portfolio construction.
(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
               The following table provides information about portfolios and accounts, other than the Master Fund and the Hatteras Multi-Strategy Feeder Funds, for which the members of the Investment Committee of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2011:

Number of
Accounts
		Total		Managed for	Total Assets
Name of		Number		Which	for Which
Investment		of		Advisory Fee	Advisory Fee
Committee		Accounts		is Based on	is Based on
Member	Type of Accounts	Managed	Total Assets	Performance	Performance
Mark W. Yusko	Registered Investment Companies	8	$5,500,000,000	0	$0

				Number of
				Accounts
		Total		Managed for	Total Assets
Name of		Number		Which	for Which
Investment		of		Advisory Fee	Advisory Fee
Committee		Accounts		is Based on	is Based on
Member	Type of Accounts	Managed	Total Assets	Performance	Performance
	Other Pooled Investment Vehicles	25	$1,900,000,000	25	$1,900,000,000
	Other Accounts	22	$2,100,000,000	22	$2,100,000,000

David B. Perkins	Registered Investment Companies	1	$9,949,131	0	$0
	Other Pooled Investment Vehicles	1	$28,514,917	0	$0
	Other Accounts	0	$0	0	$0

Joshua E. Parrott	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
          Potential Conflicts of Interests
          Messrs. Perkins and Yusko are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts and other pooled investment vehicles which may have materially higher, lower or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
               Mr. Parrott does not manage any other accounts and therefore no material conflicts of interest arise out of his management of the registrant.
(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members
               The compensation of the members of the Investment Committee of the Investment Manager may include a combination of the following: (i) fixed annual salary; (ii) a variable portion of the management fee paid by the Master Fund to the Investment Manager; or (iii) a variable portion of any incentive compensation paid by the registrant, or any other feeder fund, to the Investment Manager or its affiliates. The portions of the incentive fee paid to a member of the Investment Committee are based on the pre-tax performance of the registrant as compared to a benchmark. The Investment Manager uses the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year as a benchmark for the registrant’s pre-tax performance when determining the variable components of the compensation of members of the Investment Committee.
(a)(4) Disclosure of Securities Ownership
               The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Investment Manager in the Fund as of March 31, 2011:

Dollar Range of Fund
Investment	Shares Beneficially
Committee Member	Owned
Mark W. Yusko	$0
David B. Perkins	$500,001 to $1,000,000
Joshua E. Parrott	$0
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
ITEM 11. CONTROLS AND PROCEDURES.
     (a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
     (b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
     (a)(3) Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
               SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hatteras Multi-Strategy Institutional Fund, L.P.

By (Signature and Title)*	/s/David B. Perkins David B. Perkins, President
(principal executive officer)
Date June 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/David B. Perkins David B. Perkins, President
(principal executive officer)
Date June 6, 2011

By (Signature and Title)*	/s/R. Lance Baker R. Lance Baker, Treasurer
(principal financial officer)
Date June 6, 2011

*	Print the name and title of each signing officer under his or her signature.